As filed with the Securities and Exchange Commission on August 22, 2019

File No. 333-232139

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

( x ) Pre-Effective Amendment No. 2

(    ) Post-Effective Amendment No.

GREAT-WEST FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code (866) 831-7129

Scott C. Sipple

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

Copy to:

Ryan L. Logsdon

Vice President, Counsel & Secretary

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock (par value $0.10 per share) of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Great-West T. Rowe Price Equity Income Fund

a series of

Great-West Funds, Inc.

8515 East Orchard Road

Greenwood Village, Colorado 80111

(866) 831-7129

September 20, 2019

Dear Shareholders:

We are pleased to invite you to the annual meeting of shareholders of the Great-West T. Rowe Price Equity Income Fund, a series of Great-West Funds, Inc. (the “Annual Meeting”). The Annual Meeting is scheduled for October 23, 2019, at 10 a.m., Mountain Time, at the offices of Great-West Funds, Inc. (“Great-West Funds”), 8515 East Orchard Road, Greenwood Village, Colorado 80111 to consider and approve a very important proposal.

Great-West Capital Management, LLC (“GWCM”), the investment adviser to the Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) (the “Acquiring Fund”) and the Great-West T. Rowe Price Equity Income Fund (the “Target Fund” and together with the Acquiring Fund, the “Funds” and each a “Fund”) proposes to reorganize the Funds. Under the terms of the proposal, the Acquiring Fund will acquire all of the assets and liabilities of the Target Fund in exchange for shares of the Acquiring Fund, which will be distributed in complete liquidation and termination of the Target Fund to the shareholders of the Target Fund (the “Reorganization”). The Reorganization requires the approval of a majority of the shareholders of the Target Fund, as described in the attached Proxy Statement/Prospectus.

The Reorganization is intended to be a tax-free reorganization for federal income tax purposes, and the closing of this Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that this Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that you will not recognize any gain or loss as a direct result of this Reorganization.

GWCM’s reasons for proposing the Reorganization are discussed in the attached Proxy Statement/Prospectus. The Funds have substantially similar investment objectives, and similar principal investment strategies and principal investment risks.

The Board of Directors of Great-West Funds believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about this proposal. All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.
•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.
•	To vote over the Internet, Visit www.proxyvote.com and follow the online directions. Please have your proxy card available.

We appreciate your continued support and confidence in Great-West Funds, Inc.

Sincerely,

Scott C. Sipple

President & Chief Executive Officer

Great-West Funds, Inc.

Important Information for Great-West T. Rowe Price Equity Income Fund Shareholders

At an annual meeting of shareholders of Great-West T. Rowe Price Equity Income Fund (the “Target Fund”), a series of Great-West Funds, Inc. (“Great-West Funds”), you will be asked to vote upon an important change affecting your fund. The purpose of the annual meeting is to allow you to vote on a reorganization of your fund into the Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) (the “Acquiring Fund”), a series of Great-West Funds (the “Reorganization”). If the Reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.”

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the matter to be voted on. Please refer to the more complete information about this Reorganization contained elsewhere in the Proxy Statement/Prospectus.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.

The shareholders of the Target Fund are being asked to approve the Reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization, as described in more detail in this Proxy Statement/Prospectus. If approved by shareholders of the Target Fund, as of the close of business on the effective date of the Reorganization, investors in Institutional Class shares of the Target Fund will automatically become investors in the Acquiring Fund’s Institutional Class and will receive Institutional Class shares of the Acquiring Fund with a total net asset value equal to their current holdings in the Target Fund, while investors in the Investor Class and Class L shares of the Target Fund will automatically become investors in the Acquiring Fund’s Investor II Class and will receive Investor II Class shares of the Acquiring Fund with a total net asset value equal to their current holdings in the Target Fund. Investors will not incur any fees or charges or any federal income tax liability as a direct result of this Reorganization. It is currently anticipated that this Reorganization will close on or about October 25, 2019 (“Closing Date”).

You are receiving this Proxy Statement/Prospectus because you are invested in the Target Fund through insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, individual retirement accounts, qualified retirement plans, or college saving programs (collectively, “Permitted Accounts”).

Q.	Why has the Reorganization been proposed for the Target Fund?

A.

Great-West Capital Management, LLC (“GWCM”), each Fund’s investment adviser, proposed the Reorganization as part of a plan to reduce redundancy in its fund offerings. The Reorganization will consolidate two current large cap value offerings, the Target Fund and the Acquiring Fund, into a single offering, the Acquiring Fund. On the Closing Date, it is intended that T. Rowe Price Associates, Inc. (“T. Rowe Price”), the current sub-adviser of the Target Fund, will join the current sub-adviser of the Acquiring Fund, Putnam Investment Management, LLC (“Putnam”), in a multi-manager structure. GWCM believes that a multi-managed fund is more commercially viable and will benefit existing shareholders of both Funds through fee reductions, expense limitations and expense caps. Accordingly, GWCM believes that a portfolio managed by both T. Rowe Price and Putnam is in the best interests of the shareholders of both Funds.

Based on the recommendation of GWCM, the Board of Directors of Great-West Funds (the “Board”) approved the Reorganization. The Board concluded that this Reorganization is in the best interest of the Target Fund and its shareholders, and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Board considered a number of factors, which are summarized below and are discussed in greater detail in the enclosed materials.

The Board believes that the Reorganization allows Target Fund shareholders to: (1) continue to invest in a mutual fund with a substantially similar investment objective and similar principal strategies and principal investment risks as the Target Fund; (2) benefit over time from possible operating efficiencies and potential economies of scale that may result from combining the assets of the Target Fund with the assets of the Acquiring Fund; and (3) gain exposure to a multi-manager structure that includes the current sub-adviser of each of the Acquiring Fund and the Target Fund. Subsequent to the Reorganization, each sub-adviser would be responsible for the day-to-day management of the investment and re-investment of 50% of the assets comprising the Acquiring Fund’s portfolio as of the Closing Date.

Further, the Board believes that holders of Investor Class and Class L shares of the Target Fund will pay a lower net expense ratio upon effectiveness of the Reorganization. As discussed in more detail below, if the Reorganization is completed, GWCM, the current adviser to the Target Fund, has agreed to enter into an expense limitation agreement that would cap the total expenses for Investor II Class shares of the Acquiring Fund at a level lower than the Target Fund’s current total expenses (after waivers) for each of the Investor Class and Class L shares as of the date of the Reorganization. This expense cap survives the termination of the expense limitation agreement and may be terminated only upon termination of the Acquiring Fund’s advisory agreement with GWCM or by Great-West Funds.

The Board also believes that, although the holders of Institutional Class shares of the Target Fund will pay a higher net expense ratio upon effectiveness of the Reorganization, the other benefits of the Reorganization outweigh that factor. Institutional Class shares of the Target Fund are held solely by asset allocation funds that are series of Great-West Funds (“Asset Allocation Funds”), which are expected to experience lower underlying fund expenses following the Reorganization because the Asset Allocation Funds will no longer hold Institutional Class shares of both the Target Fund and the Acquiring Fund, but will solely own Institutional Class shares of the Acquiring Fund, as discussed in more detail below (see “Will this Reorganization result in new or higher fees for shareholders of Institutional Class shares of the Target Fund”).

Finally, the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the Target Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization.

Q.	How will management of the Acquiring Fund differ from the management of the Target Fund as a result of the Reorganization?

A.

GWCM has served as investment adviser to the Funds since inception of each Fund. T. Rowe Price has served as the sub-adviser to the Target Fund since its inception. Putnam, an affiliate of GWCM, has served as the sub-adviser to the Acquiring Fund since inception. As described above, the Board has approved T. Rowe Price to become a sub-adviser to the Acquiring Fund alongside Putnam in a multi-manager structure effective on the Closing Date. GWCM believes this structure will provide Target Fund shareholders the benefits of a multi-manager structure. While past performance is not necessarily an indication of future results, GWCM selected Putnam and T. Rowe Price to sub-advise the Acquiring Fund after an analysis of their respective track records, portfolio managers, and investment selection processes.

Q.	Will this Reorganization result in new or higher fees for shareholders of Institutional Class shares of the Target Fund?

A.

Yes. The advisory fee for the Acquiring Fund is higher than the advisory fee of the Target Fund. However, the sole investors in the Institutional Class shares of the Target Fund are the Asset Allocation Funds, which currently hold Institutional Class shares of both the Target Fund and the Acquiring Fund. Under the Funds’ current fee structures, the Asset Allocation Funds pay a weighted average total expense ratio of 0.62% to invest in the Institutional Class shares of both the Target Fund and the Acquiring Fund. Following the Reorganization, the Institutional Class shares of the Acquiring Fund will have a total expense ratio of 0.61% (pursuant to the terms of an expense limitation agreement with GWCM) and the Asset Allocation Funds will benefit from lower total underlying fund fees. The initial term for the expense limitation agreement will end on April 30, 2021. If the expense limitation agreement is terminated as described below, the fees and expenses of the Acquiring Fund will be higher than the fees and expenses of the Target Fund. The expense limitation agreement will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement.

Q.	Will this Reorganization result in new or higher fees for shareholders of Investor Class and Class L shares of the Target Fund?

A.	Yes. The Reorganization will result in a higher advisory fee but a lower total expense ratio for Investor and Class L shareholders.

The advisory fee for the Acquiring Fund is higher than the advisory fee of the Target Fund; however, pursuant to the terms of a new Expense Limitation Agreement between GWCM and Great-West Funds (the “Expense Limitation Agreement”), shareholders of the Target Fund’s Investor Class and Class L shares will pay a lower total expense ratio as a result of the Reorganization.

As discussed above, holders of the Target Fund’s Investor Class and Class L shares are proposed to receive in the Reorganization Investor II Class shares of the Acquiring Fund. In order to ensure that shareholders of the Target Fund’s Investor Class and Class L do not experience an increase in fees and expenses as a result of the Reorganization, GWCM will reimburse the Acquiring Fund’s Investor II Class expenses to the extent necessary to maintain a total operating expense ratio that does not exceed 0.81% of the average Investor II Class daily net assets (“Expense Cap”). The Expense Cap is less than the current total expense ratio after fee waivers and expense reimbursements of the Target Fund’s Investor Class and Class L shares (0.82% and 1.07%, respectively). Under the terms of the Expense Limitation Agreement, the Expense Cap is permanent. That is, GWCM cannot terminate the Expense Cap and the Expense Cap will survive any termination of the Expense Limitation Agreement. The Expense Cap would only end if the Acquiring Fund’s advisory agreement with GWCM was terminated or upon Board action.

In addition, GWCM believes that over time, combining the assets of the Target Fund with the assets of the Acquiring Fund may result in possible operating efficiencies and potential economies of scale, perhaps further lowering the total annual operating expense ratio as certain fixed fees are spread across a larger asset base.

Q.	What will happen if shareholders do not approve the Reorganization?

A.

If the Reorganization is not approved by shareholders, the Board of Directors will take such actions as it deems to be in the best interests of the Target Fund, which may include additional solicitation, continuing to operate the Target Fund as a standalone fund, liquidating the Target Fund subject to shareholder approval, or merging the Target Fund into another fund.

Q.	Will Target Fund shareholders receive new shares in exchange for their current shares?

A.	Yes. If shareholders approve the Reorganization and it is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total net asset value of the Target Fund shares surrendered by such shareholder, in each case as of the close of trading on the Closing Date of the Reorganization.

Q.	Will I have to pay federal income taxes as a result of the Reorganization?

A.

No. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that investors in the Target Fund will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. Such distribution is not expected to be currently taxable for federal income tax purposes to investors who hold shares of the Target Fund through insurance company separate accounts for variable annuity contracts and variable life insurance policies, individual retirement accounts, qualified retirement plans or college savings programs. The section entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” of the Proxy Statement/Prospectus provides additional information regarding the federal income tax consequences of the Reorganization.

Q.	Who will bear the costs of the Reorganization?

A.	GWCM will bear all expenses of the Reorganization even if the Reorganization is not approved or completed. GWCM estimates the costs of the Reorganization to be $72,500.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders on October 23, 2019, the Reorganization is expected to occur on or about the close of business on October 25, 2019.

VOTING INFORMATION

Q.	Who is eligible to vote for the proposal?

A.	Any person who owned shares of the Target Fund (directly or beneficially) on the “record date,” which was August 9, 2019 (even if that person has since sold those shares), is eligible to vote.

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the proxy information line toll-free at (855) 976-3326. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote in any of four ways:

•	Through the Internet. Please follow the instructions on your proxy card.
•	By telephone, with a toll-free call to the phone number indicated on the proxy card.
•	By mailing in your proxy card.
•	In person at the meeting in Greenwood Village, Colorado on October 23, 2019.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions on your proxy card, because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Will Great-West Funds contact me?

A.

Yes. You may receive a call from representatives of the proxy solicitation firm retained by Great-West Funds to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

Q.	How does the Board of Directors suggest that I vote?

A.	After careful consideration, the Board of Directors has agreed unanimously that the Reorganization is in the best interests of your Fund and recommends that you vote “FOR” the Reorganization.

IMPORTANT INFORMATION FOR SHAREHOLDERS

GREAT-WEST FUNDS, INC.

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

(the “Target Fund”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 23, 2019

Dear Shareholder:

You are hereby notified that Great-West Funds, Inc. (“Great-West Funds”) will hold an annual meeting of shareholders (the “Annual Meeting”) of the Target Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111 on October 23, 2019, at 10 a.m. Mountain Time. The Annual Meeting is being held so that shareholders can consider the following proposal and transact such other business as may be properly brought before the meeting:

1.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer of all the assets of the Target Fund to the Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) (the “Acquiring Fund,” and with the Target Fund, the “Funds”) in exchange solely for Institutional Class and Investor II Class shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Institutional Class shares of the Acquiring Fund to the holders of Institutional Class shares of the Target Fund and Investor II Class shares of the Acquiring Fund to the holders of Investor Class and Class L shares of the Target Fund in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on August 9, 2019 are entitled to vote at the Annual Meeting or any adjournments thereof. Shareholders of the Target Fund and owners of certain variable annuity contracts, variable life insurance policies, individual retirement accounts, and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest (including fractional interest) in the Target Fund.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet.

•

To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

•

To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. Votes submitted via telephone must be received by 11:59 p.m., Mountain Time, on October 22, 2019.

•

To vote over the Internet, visit www.proxyvote.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Mountain Time, on October 22, 2019.

For any questions regarding the proxy materials or for questions about how to vote your shares, please call our proxy information line toll-free at (855) 976-3326. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time.

The enclosed proxy is being solicited by the Board of Directors of Great-West Funds. Thank you for taking the time to review these materials and for voting your shares. We appreciate your continued support and confidence in Great-West Funds.

By Order of the Board of Directors

/s/ Ryan L. Logsdon
Ryan L. Logsdon
Vice President, Counsel & Secretary
Great-West Funds, Inc.

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Just follow the simple instructions that appear on your proxy card. Please help reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today. If you wish to attend the meeting and vote your shares in person at the meeting at that time, you will still be able to do so.

Proxy Statement/Prospectus

Dated September 13, 2019

Relating to the Reorganization of

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Great-West T. Rowe Price Equity Income Fund (the “Target Fund”), a series of Great-West Funds, Inc. (“Great-West Funds”), a Maryland corporation registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Directors of Great-West Funds (the “Board”) of proxies to be voted at an annual meeting of shareholders of the Target Fund to be held at the offices of Great-West Funds, 8515 East Orchard Road, Greenwood Village, Colorado 80111, on October 23, 2019, at 10 a.m., Mountain Time and any and all adjournments thereof (the “Annual Meeting”).

The purpose of the Annual Meeting is to consider the proposed reorganization of the Target Fund into Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) (the “Acquiring Fund”), a series of Great-West Funds (the “Reorganization”). The Target Fund and the Acquiring Fund are herein referred to collectively as the “Funds” and individually as a “Fund.” If shareholders approve the Reorganization and it is completed, holders of Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund with a total net asset value equal to their current holdings in the Target Fund, while holders of Investor Class and Class L shares of the Target Fund will receive Investor II Class shares of the Acquiring Fund with the same total net asset value as the total net asset value of the Target Fund shares surrendered by such shareholders, in each case as of the close of trading on the closing date of the Reorganization.

The Board has determined that the Reorganization is in the best interests of the Target Fund.

The address, principal executive office and telephone number of the Funds and Great-West Funds is 8515 East Orchard Road, Greenwood Village, Colorado 80111 and (866) 831-7129.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about September 20, 2019. Shareholders of record as of the close of business on August 9, 2019 (the “Record Date”) are entitled to vote at the Annual Meeting and any adjournments thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information that shareholders of the Target Fund should know before voting on the Reorganization (in effect, before investing in Institutional Class and/or Investor II Class shares of the Acquiring Fund), as the case may be. It constitutes an offering of Institutional Class and Investor II Class shares of common stock, par value $0.10 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”). They are incorporated into this Proxy Statement/Prospectus by reference:

i.

the Acquiring Fund’s audited financial statements as of December 31, 2018, and the report of Deloitte  & Touche LLP, an independent registered public accounting firm, which are contained in the Funds’ annual reports for the fiscal year ended December 31, 2018 filed via EDGAR on March  1, 2019 (File Nos. 2-75503, 811-03364);

ii.	the statement of additional information relating to the proposed Reorganization, dated September 13, 2019 (the “Reorganization SAI”);.

iii.	the Target Fund’s prospectus, dated April 30, 2019, as supplemented through the date of this Proxy Statement/Prospectus, filed via EDGAR on April 29, 2019 (File Nos. 2-75503, 811-03364);

iv.	the unaudited financial statements contained in the Funds’ semi-annual report for the six-month period ended June 28, 2019 filed via EDGAR on August 29, 2019 (File Nos. 2-75503, 811-03364);

v.

the Target Fund’s audited financial statements as of December 31, 2018, and the report of Deloitte  & Touche LLP, an independent registered public accounting firm, which are contained in the Funds’ annual reports for the fiscal year ended December 31, 2018 filed via EDGAR on March  1, 2019 (File Nos. 2-75503, 811-03364); and

vi.

the Great-West Funds’ statement of additional information dated April 30, 2019, as supplemented through the date of this Proxy Statement/Prospectus, filed via EDGAR on April  29, 2019 (File Nos. 2-75503, 811-03364), only insofar as it relates to the Funds.

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (866) 831-7129 or writing the Funds at 8515 East Orchard Road, Greenwood Village, Colorado 80111. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

Great-West Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Great-West Funds (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

i

ii

SUMMARY

The following is a summary of the more complete information contained in this Proxy Statement/Prospectus. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The Board also believes that the proposed Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully. This Proxy Statement/Prospectus constitutes an offering of Institutional Class and Investor II Class shares of the Acquiring Fund only.

Background

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed Reorganization of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by Great-West Funds, on behalf of the Funds, and GWCM (the “Agreement”). The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for Institutional Class and Investor II Class shares of common stock, par value $0.10 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Institutional Class shares of the Acquiring Fund to the holders of Institutional Class shares of the Target Fund and Investor II Class shares of the Acquiring Fund to the holders of Investor Class and Class L shares of the Target Fund in complete liquidation and termination of the Target Fund. The table below shows which share classes of the Target Fund will be reorganized into which share classes of the Acquiring Fund:

Great-West T. Rowe Price Equity Income Fund (Target Fund) – Share Classes	Great-West Large Cap Value Fund (Acquiring Fund) – Corresponding Share Classes
Institutional	Institutional
Investor	Investor II
Class L	Investor II

Great-West Capital Management, LLC (“GWCM”), each Fund’s investment adviser, proposed the Reorganization as part of a plan to reduce redundancy in its fund offerings by consolidating two current large cap value offerings, the Target Fund and the Acquiring Fund, into a single offering, the Acquiring Fund. GWCM recommends reorganizing the Target Fund into the Acquiring Fund as part of its product rationalization strategy because it believes one multi-manager large cap value fund is more commercially viable and beneficial to shareholders of both Funds than maintaining two separate large cap value funds. It is intended that T. Rowe Price Associates, Inc. (“T. Rowe Price”), the current sub-adviser of the Target Fund, will join the current sub-adviser of the Acquiring Fund, Putnam Investment Management, LLC (“Putnam”) (each, a “Sub-Adviser” and collectively the “Sub-Advisers”), in a multi-manager structure at the close of business on or about October 25, 2019 (the “Closing Date”). GWCM believes that a portfolio managed by both T. Rowe Price and Putnam is in the best interests of shareholders of both Funds. In addition, through fee reductions, expense limitations and expense caps, shareholders of the Target Fund’s Investor Class and Class L shares will pay a lower total expense ratio following the Reorganization as shareholders of the Investor II Class shares of the Acquiring Fund, as described further below under “Investor II Class Shares of the Acquiring Fund.” Further, GWCM believes shareholders of the Institutional Class shares of the Target Fund, all of which are asset allocation funds that are series of Great-West Funds (“Asset Allocation Funds”), will pay a lower total expense ratio for the Institutional Class shares of the Acquiring Fund than the Asset Allocation Funds currently pay on a weighted basis to invest in the Institutional Class shares of both the Target Fund and the Acquiring Fund, as described further below under “Institutional Class Shares of the Acquiring Fund.”

Investment Strategies of the Target Fund and Acquiring Fund

Both Funds invest primarily in large cap value stocks. The Target Fund’s principal investment strategy is to invest at least 80% of its net assets in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. Subsequent to the Reorganization, the Acquiring Fund’s principal investment strategy will be to invest at least 80% of its net assets in equity securities with market capitalizations that fall within the range of the Russell 1000 Value Index. Subsequent to the Reorganization, the Acquiring Fund will be sub-advised by both T. Rowe Price and Putnam. T. Rowe Price will implement the same strategy that it has historically used for the Target Fund, which includes an additional focus on stocks that have a strong record of paying dividends or that it believes are undervalued. Putnam will continue to manage its portion of the Acquiring Fund’s portfolio consistent with the strategy used prior to the Closing Date, which is to invest mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

The Target Fund may invest up to 25% of its total assets in foreign securities, and may also invest in fixed income securities without regard to quality, maturity or rating, including up to 10% of its total assets in below investment grade fixed income securities (“high yield-high risk” or “junk” securities). Subsequent to the Reorganization, the Acquiring Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in high- yield-high risk securities, and up to 20% of its total assets in common stocks of small size U.S. companies, convertible securities, and foreign securities.

The Target Fund and Acquiring Fund have similar Principal Investment Risks. A comparison of the Investment Objectives, Principal Investment Strategies and Principal Investment Risks of the Target Fund and Acquiring Fund are set forth below under “Comparison of the Funds.”

Advisory Fees

The Target Fund currently pays GWCM an investment advisory fee equal to 0.47% of the Target Fund’s average daily net assets, while the Acquiring Fund currently pays GWCM an investment advisory fee equal to 0.74% of its average daily net assets on assets up to $1 billion, 0.69% of the average daily net on assets over $1 billion, and 0.64% of the average daily net assets on assets over $2 billion. Effective at the Closing Date, the Acquiring Fund will pay GWCM a reduced investment advisory fee equal to 0.61% of its average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion of the Acquiring Fund.

Institutional Class Shares of the Acquiring Fund

Following the Reorganization, shareholders of the Institutional Class shares of the Target Fund will become shareholders of the Institutional Class shares of the Acquiring Fund. Because the Acquiring Fund’s advisory fee is higher than the advisory fee of the Target Fund, the Reorganization is expected to result in a higher total expense ratio for shareholders of the Target Fund’s Institutional Class shares. However, the sole investors in the Institutional Class shares are the Asset Allocation Funds, which currently hold Institutional Class shares of both the Target Fund and the Acquiring Fund. Under the Funds’ current fee structures, the Asset Allocation Funds have a weighted average total expense ratio of 0.62% to invest in the Institutional Class shares of both the Target Fund and the Acquiring Funds. Following the Reorganization, the Institutional Class shares of the Acquiring Fund will have a total expense ratio of 0.61% (pursuant to the terms of the expense limitation agreement with GWCM—see Expense Limitation Agreement Application to All Share Classes of the Acquiring Fund below), and the Asset Allocation Funds will benefit from lower total underlying fund fees (from a current weighted average total expense ratio of 0.62% to invest in the Institutional Class shares of both the Target Fund and Acquiring Fund to a total expense ratio of 0.61% for Institutional Class shares of the Acquiring Fund).

Investor II Class Shares of the Acquiring Fund

Following the Reorganization, shareholders of the Investor Class shares and Class L shares of the Target Fund will become shareholders of the Investor II Class shares of the Acquiring Fund. The advisory fee for the Acquiring Fund is higher than the advisory fee of the Target Fund. However, pursuant to the terms of a new expense limitation agreement between GWCM and Great-West Funds (the “Expense Limitation Agreement”) described below, shareholders of the Target Fund’s Investor Class and Class L shares will receive Investor II Class shares of the Acquiring Fund and pay a lower total expense ratio as a result of the Reorganization. Shareholders of the Target Fund’s Investor Class and Class L shares pay total expense ratios of 0.82% and 1.07%, respectively (as of June 28, 2019). Following the Reorganization, shareholders of the Target Fund’s Investor Class and Class L shares will become shareholders of the Acquiring Fund’s Investor II Class shares, which will have a total expense ratio of 0.81%.

Expense Limitation Agreement Application to All Share Classes of the Acquiring Fund

Effective on the Closing Date, GWCM and the Acquiring Fund will enter into the Expense Limitation Agreement, under the terms of which GWCM will pay the Acquiring Fund’s fees and expenses (including the investment advisory fee and expenses paid directly by the Acquiring Fund), excluding shareholder servicing fees, Rule 12b-1 fees, acquired fund fees and expenses, brokerage expenses, taxes, dividends on shorts, interest expenses, and extraordinary expenses (including litigation costs), that exceed 0.61% of the average daily net assets of the Acquiring Fund (“Acquiring Fund Expense Limit”). The Expense Limitation Agreement applies to all share classes of the Acquiring Fund—Institutional Class, Investor Class, Investor II Class and Class L shares. The initial term for the Expense Limitation Agreement will end on April 30, 2021. If the Expense Limitation Agreement is terminated as described below, the fees and expenses of the Acquiring Fund will be higher than the fees and expenses of the Target Fund. The Expense Limitation Agreement will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement.

Expense Cap on Investor II Class Shares of the Acquiring Fund

As discussed above, in the Reorganization, holders of the Target Fund’s Investor Class and Class L shares will receive Investor II Class shares of the Acquiring Fund. In order to ensure that shareholders of the Target Fund’s Investor Class and Class L do not experience an increase in fees and expenses as a result of the Reorganization, GWCM will reimburse the Acquiring Fund’s Investor II Class expenses to the extent necessary to maintain a total operating expense ratio that does not exceed 0.81% of the Investor II Class’s average daily net assets (“Expense Cap”). The Expense Cap is less than the current total expense ratio after fee waivers and expense reimbursements of the Target Fund’s Investor Class and Class L shares (0.82% and 1.07%, respectively). The Expense Cap will survive any termination of the Expense Limitation Agreement, and GWCM cannot terminate the Expense Cap except upon termination of the Acquiring Fund’s advisory agreement with GWCM. The Board, on behalf of Great-West Funds, may terminate the Expense Cap if it determines that doing so would be in the best interest of the Fund and its shareholders.

The Reorganization

If shareholders approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board first considered the Reorganization at meetings held on December 6-7, 2018, and unanimously approved the Reorganization and the Agreement at meetings held on June 12-13, 2019. The Board recommends a vote “FOR” the Reorganization.

GWCM estimates the costs of the Reorganization to be $72,500. GWCM will pay all Reorganization expenses.

The Board is asking shareholders of the Target Fund to approve the Reorganization at the Annual Meeting to be held on October 23, 2019. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the closing of the Reorganization (the “Closing”) will occur at the close of business on the Closing Date, but it may be at a different time as described herein. If the Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the Target Fund. The Closing may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may, at its option, terminate the Agreement at or before the Closing if (i) the Closing has not occurred on or before ten months from the date of the Agreement, unless such date is extended by mutual agreement of the parties, or (ii) the other party materially breaches its obligations under the Agreement or makes a material and intentional misrepresentation in the Agreement or in connection with the Agreement.

Reasons for the Proposed Reorganization

The Board believes that the proposed Reorganization would be in the best interests of the Target Fund and the Acquiring Fund. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and principal investment risks;
•	the investment performance and portfolio managers of the Funds;
•	the relative fees and expense ratios of the Funds;
•	the anticipated federal income tax-free nature of the Reorganization;
•	the expected costs of the Reorganization and the fact that the Funds would not bear any of such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;
•	the effect of the Reorganization on shareholder rights;
•	alternatives to the Reorganization; and
•	any potential benefits to GWCM and its affiliates as a result of the Reorganization.

For a more detailed discussion of the Board’s considerations regarding the approval of the Reorganization, see “The Board’s Approval of the Reorganization.”

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The classes of each Fund have the same investment eligibility criteria and the Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class, except that the Target Fund’s Institutional Class shares are currently only available to the Asset Allocation Funds. The Target Fund’s Institutional Class shares are closed to (i) new insurance company separate accounts for variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), and qualified college savings programs (collectively, “Permitted Accounts”), and (ii) new contributions by existing Permitted Accounts.

The Acquiring Fund offers four classes of shares: Institutional Class, Investor Class, Investor II Class, and Class L. Investor II Class and Class L have not yet commenced operations; it is anticipated that Investor II Class will commence operations as of Closing. Immediately after the Closing, the Investor II Class will be closed to new Permitted Accounts. Permitted Accounts who hold Investor II Class shares of the Acquiring Fund immediately after the Closing may continue to purchase additional Investor II Class shares.

Each Fund normally declares and pays dividends from net investment income, if any, semi-annually. For each Fund, any capital gains are normally distributed at least once a year. See “Comparison of the Funds—Purchase and Sale of Fund Shares” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion from Vedder Price P.C. (which will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund nor its respective investors will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. A portion of the Target Fund’s portfolio assets may be sold after the Reorganization, which could result in the Target Fund declaring taxable distributions to its shareholders on or after the

Closing Date. Such distributions are not expected to be currently taxable for federal income tax purposes to investors who hold Target Fund shares through a Permitted Account. It is estimated that approximately 12% of the Target Fund’s portfolio will be sold after the Reorganization in connection with this portfolio repositioning. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $11,745,135 (approximately $0.1472 per share) and brokerage commissions or other transaction costs of approximately $19,828, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on June 28, 2019. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

COMPARISON OF THE FUNDS

Both Funds invest primarily in large cap value stocks. The Target Fund’s principal investment strategy is to invest at least 80% of its net assets in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. The Acquiring Fund’s principal investment strategy (subsequent to the Reorganization) is to invest at least 80% of its net assets in equity securities with market capitalizations that fall within the range of the Russell 1000 Value Index. Subsequent to the Reorganization, the Acquiring Fund will be sub-advised by both T. Rowe Price and Putnam. On its portion of the Acquiring Fund’s portfolio, T. Rowe Price will implement the same strategy that it used for the Target Fund, which includes an additional focus on stocks that have a strong record of paying dividends or that it believes are undervalued. Putnam will continue to manage its portion of the Acquiring Fund’s portfolio consistent with the strategy it used prior to the Closing Date, which is to invest mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

The Target Fund may invest up to 25% of its total assets in foreign securities, and may also invest in fixed income securities without regard to quality, maturity or rating, including up to 10% of its total assets in below investment grade fixed income securities (“high yield-high risk” or “junk” securities). The Acquiring Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in high- yield-high risk securities. The Acquiring Fund may invest up to 20% of its total assets in common stocks of small size U.S. companies, convertible securities, and foreign securities.

The Target Fund and Acquiring Fund also have similar Principal Investment Risks. A comparison of the Investment Objectives, Principal Investment Strategies and Principal Investment Risks of the Target Fund and Acquiring Fund are set forth below.

Investment Objectives

The Funds have substantially similar investment objectives. Each Fund’s investment objective may be changed without shareholder approval upon providing notice to shareholders at least 60 days in advance.

Investment Objective – Target Fund	Investment Objective – Acquiring Fund
The Target Fund seeks substantial dividend income and long-term capital appreciation.	The Acquiring Fund seeks capital growth and current income.

Fees and Expenses

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each Fund. Pro forma fees and expenses project anticipated expenses of the Acquiring Fund assuming the estimated fees and expenses for the Acquiring Fund as of the Closing Date with the new advisory fee, Acquiring Fund Expense Limit, and Expense Cap are in place (collectively, the “New Expense Structure”). The table below does not describe the fees and expenses of any Permitted Accounts. If the fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund as of 06/28/2019	Acquiring Fund (Estimate with New Expense Structure)	Acquiring Fund Pro Forma (after New Expense Structure)
Management Fees
Institutional Class	0.47%	0.60%	0.60%
Investor Class	0.47%	0.60%	0.60%
Investor II Class	—	0.60%	0.60%
Class L	0.47%	0.60%	0.60%
Distribution and Service (12b-1) Fees
Institutional Class	0.00%	0.00%	0.00%
Investor Class	0.00%	0.00%	0.00%
Investor II Class	—	0.00%	0.00%
Class L	0.25%	0.25%	0.25%

	Target Fund as of 06/28/2019	Acquiring Fund (Estimate with New Expense Structure)	Acquiring Fund Pro Forma (after New Expense Structure)
Shareholder Services Expenses
Institutional Class	0.00%	0.00%	0.00%
Investor Class	0.35%	0.35%	0.35%
Investor II Class	—	0.35%	0.35%
Class L	0.35%	0.35%	0.35%
Other Expenses[1]
Institutional Class	0.01%	0.01%	0.01%
Investor Class	0.03%	0.03%	0.03%
Investor II Class	—	0.03%	0.03%
Class L	0.57%	0.44%	0.57%
Total Annual Fund Operating Expenses
Institutional Class	0.48%	0.61%	0.61%
Investor Class	0.85%	0.98%	0.98%
Investor II Class	—	0.98%	0.98%
Class L	1.64%	1.64%	1.77%
Fee Waiver and Expense Reimbursements[2,3]
Institutional Class	0.01%	0.00%	0.00%
Investor Class	0.03%	0.02%	0.02%
Investor II Class[4]	—	0.17%	0.17%
Class L	0.57%	0.43%	0.35%
Total Annual Fund Operating Expenses After Reimbursements
Institutional Class	0.47%	0.61%	0.61%
Investor Class	0.82%	0.96%	0.96%
Investor II Class	—	0.81%	0.81%
Class L	1.07%	1.21%	1.42%

1 Other Expenses are estimated for the Acquiring Fund’s Investor II Class and Class L shares because such classes have not yet commenced operations.

2 GWCM has contractually agreed to waive advisory fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceeds 0.47% of the Class’s average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs for the Target Fund (the “Target Fund Expense Limit”). The expense limitation agreement’s current term ends on April 30, 2020 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement. Under the expense limitation agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Target Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Target Fund Expense Limit in place at the time of recoupment. There will not be a recoupment of any fees or expenses waived or reimbursed by GWCM related to the Target Fund following the Reorganization.

3 GWCM has contractually agreed to waive advisory fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceeds 0.61% of the Class’s average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs for the Acquiring Fund (the “Acquiring Fund Expense Limit”). The expense limitation agreement’s current term ends on April 30, 2021 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement. Under the expense limitation agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Acquiring Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Acquiring Fund Expense Limit in place at the time of recoupment.

4 GWCM has contractually agreed to permanently reimburse expenses and/or pay the Fund if Total Annual Fund Operating Expenses of the Investor II Class exceed 0.81% of the Class’s average daily net assets (“Expense Cap”). Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Great-West Large Cap Value Fund’s advisory agreement with GWCM or by the Board of Great-West Funds.

Example

The Example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The Example does not reflect the fees and expenses of any insurance company separate accounts for Permitted Accounts. If fees and expenses of Permitted Accounts were reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Target Fund Expense Limit and Acquiring Fund Expense Limit is in place for the first year and the Expense Cap is in place for all periods, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Target Fund	Acquiring Fund Pro Forma (after New Expense Structure)
Institutional Class
1 Year	$48	$62
3 Years	$153	$195
5 Years	$268	$340
10 Years	$603	$762
Investor Class
1 Year	$84	$98
3 Years	$268	$310
5 Years	$468	$540
10 Years	$1,046	$1,200
Investor II Class
1 Year	N/A	$83
3 Years	N/A	$259
5 Years	N/A	$450
10 Years	N/A	$1,002
Class L
1 Year	$108	$145
3 Years	$416	$523
5 Years	$746	$927
10 Years	$1,681	$2,055

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s turnover rate was 22% of the average value of its portfolio and the Acquiring Fund’s turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Target Fund and the Acquiring Fund have similar principal investment strategies.

Principal Investment Strategies - Target Fund	Principal Investment Strategies - Acquiring Fund as of Closing Date

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. The Fund may at times invest significantly in certain sectors, such as the financials sector.

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 1000 Value Index (which, as of December 31, 2018, was composed of companies having a market capitalization of between $472.5 million and $785 billion).

The Sub-Adviser typically employs a “value” approach in selecting investments. The Sub-Adviser’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for dividend growth and capital appreciation.

The Fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio managers believe are currently undervalued by the market and other measures. If the portfolio managers are correct and other investors recognize the value of the company, the price of its stock may rise.

The Fund will invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the Russell 1000® Value Index; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the Russell 1000 Value Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

The Fund may also invest in common stocks of small size U.S. companies, convertible securities, and companies from outside the United States, as well as fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade fixed income securities (“high yield-high risk” or “junk” securities). The Fund may at times focus its investments in certain sectors, such as the financial sector.

Principal Investment Strategies - Target Fund	Principal Investment Strategies - Acquiring Fund as of Closing Date

The Fund generally seeks investments in large-capitalization companies. The Sub-Adviser seeks a yield, which reflects the level of dividends paid by the Fund that exceeds the yield of the Russell 1000 Value Index. In pursuing the Fund’s investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria. These situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Fund’s investment portfolio is managed by two Sub-Advisers: Putnam and T. Rowe Price. Putnam seeks to invest mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. T. Rowe Price seeks to invest in large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s objectives. The Fund may invest up to 25% of its total assets in foreign securities. The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade fixed income securities (“high yield-high risk” or “junk” securities). The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund’s investment adviser, GWCM, maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.

In evaluating the Reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section below entitled “Principal Investment Risks.”

Principal Investment Risks

The principal risks of each Fund are similar, but some principal risks differ between the Funds and are described below. The following principal risks are identical for both Funds as of the Closing Date:

Equity Securities Risk - The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, a sector of the economy, or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Securities of small and medium size companies have lower trading volume and are less liquid than securities of larger, more established companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sector Risk - Sector risk is a possibility that certain sectors of the economy may underperform other sectors or the market as a whole. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall stock market.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

While the above principal risks of each Fund are identical, the Acquiring Fund as of the Closing Date is also subject to the following principal risks:

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.

Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions that cannot be changed without shareholder approval. In addition, each Fund is a diversified fund. As a diversified fund, each Fund, with respect to 75% of its assets, may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by other investment companies or by the U.S. government, its agencies, instrumentalities or authorities) and may not purchase more than 10% of the outstanding voting securities of any one issuer.

Performance Information

The bar charts and tables below provide an indication of the risk of investment in the Funds by showing the performance of the Funds’ Investor Class shares in each full calendar year since inception and by comparing the Target Fund’s Institutional Class, Investor Class, and Class L and the Acquiring Fund’s Institutional Class and Investor Class average annual total return to the performance of a broad-based securities market index. No Investor II Class and Class L share performance data for the Acquiring Fund is provided because the Acquiring Fund’s Investor II Class commenced operations on the Closing Date and Class L shares have not commenced operations as of the Closing Date. Investor II Class and Class L share performance information will appear in future versions of the Acquiring Fund’s Prospectus after Investor II Class and Class L shares have annual returns for at least one complete calendar year. The returns shown below for the Funds are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Funds’ recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the Funds’ performance shown would have been lower. Upon the completion of the Reorganization, the performance information for the Acquiring Fund will be that of the Target Fund due to the accounting and performance survivor analysis conducted in connection with the Reorganization.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Acquiring Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2012	12.14%
Worst Quarter	December 2018	-8.80%

Acquiring Fund Average Annual Total Returns for the Periods Ended December 31, 2018

	One Year	Five Years	Since Inception
Institutional Class	-8.45%	N/A	4.59%*
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	N/A	4.47%
Investor Class	-8.80%	5.83%	9.91%**
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	5.95%	9.98%
*	Since inception on May 1, 2015
**	Since inception on June 16, 2011

Target Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	19.57%
Worst Quarter	March 2009	-15.56%

Target Fund Average Annual Total Returns for the Periods Ended December 31, 2018

	One Year	Five Years	Ten Years/ Since Inception
Institutional Class	-9.15%	N/A	4.38%*
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	N/A	4.47%
Investor Class	-9.52%	4.54%	10.51%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	5.95%	11.18%
Class L	-9.78%	4.20%	8.43%**
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	5.95%	9.96%
*	Since inception on May 1, 2015
**	Since inception on July 29, 2011

Investment Adviser

GWCM, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to each Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. GWCM’s address is 8515 East Orchard Road,

Greenwood Village, Colorado 80111. As of April 30, 2019, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $32.9 billion. GWCM and its affiliates have been providing investment management services since 1969.

Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis and periodically recommends to the Board as to whether GWCM’s agreement with each Sub-Adviser’s should be renewed, terminated or modified.

T. Rowe Price is being added as a Sub-Adviser to the Acquiring Fund pursuant to the aforementioned manager-of-managers order, and, as such, the Sub-Advisory Agreement between GWCM and T. Rowe Price does not require shareholder approval. Under the terms of such order, however, Great-West Funds must furnish to shareholders of the Acquiring Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund (including the Acquiring Fund).

Subsequent to the Reorganization, each Sub-Adviser will be responsible for the investment and reinvestment of 50% of the assets of the Acquiring Fund valued as of the Closing Date and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser will bear all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Acquiring Fund. GWCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services out of GWCM’s advisory fee described below. The following is additional information regarding the current Sub-Advisers to the Target Fund and the Acquiring Fund. Subsequent to the Reorganization, each of these Sub-Advisers will manage 50% of the Acquiring Fund’s assets.

T. Rowe Price is a Maryland corporation and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price is registered as an investment adviser with the SEC. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. The Target Fund is managed by an Investment Advisory Committee chaired by John D. Linehan, CFA, who has day-to-day responsibility for managing the Target Fund and works with the committee in developing and executing the Target Fund’s investment program. This Investment Advisory Committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Linehan, Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. and Chairman of the T. Rowe Price Equity Income Fund’s Investment Advisory Committee, has been the portfolio manager of the T. Rowe Price Equity Income Fund since 2015 and has been managing investments since 1989. Subsequent to the Reorganization, T. Rowe Price intends to continue to utilize an Investment Advisory Committee to manage the portion of the Acquiring Fund’s portfolio sub-advised by T. Rowe Price. Mr. Linehan will continue as the portfolio manager of T. Rowe Price’s portion of the Acquiring Fund.

Putnam is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is 100 Federal Street, Boston, MA 02110. Putnam is an affiliate of GWCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to GWCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Darren Jaroch, CFA, is the current portfolio manager of the Acquiring Fund and, subsequent to the Reorganization, will continue to manage the portion of the Acquiring Fund’s portfolio sub-advised by Putnam. Mr. Jaroch is a Portfolio Manager at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Jaroch joined Putnam in 1999 and has been in the investment industry since 1996.

Walter Scully is currently the assistant portfolio manager of the Acquiring Fund and, subsequent to the Reorganization, will continue to manage the portion of the Acquiring Fund’s portfolio sub-advised by Putnam. Mr. Scully is a Portfolio Manager and Analyst at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Scully, CPA, has been in the investment industry since he joined Putnam in 1996.

Additional information about the portfolio manager compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the respective Fund is provided in the Funds’ Statement of Additional Information which is incorporated herein by reference.

Advisory Fees

The Target Fund currently pays GWCM an investment advisory fee equal to 0.47% of the Target Fund’s average daily net assets, while the Acquiring Fund currently pays GWCM an investment advisory fee equal to 0.74% of its average daily net assets on assets up to $1 billion, 0.69% of the average daily net on assets over $1 billion, and 0.64% of the average daily net assets on assets over $2 billion. Effective at the Closing Date, the Acquiring Fund will pay GWCM the reduced advisory fee equal to 0.61% of its average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion of the Acquiring Fund. Pursuant to the terms of the investment advisory agreement between Great-West Funds and GWCM, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement with respect to each Fund. Each Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class, Investor II Class, and Class L shares, and any extraordinary expenses, including litigation costs.

Subsequent to the Reorganization, GWCM has contractually agreed under the terms of the Expense Limitation Agreement to pay any fees and expenses (including the investment advisory fee and expenses paid directly by the Acquiring Fund), excluding Shareholder Services Fees, Rule 12b-1 fees, acquired fund fees and expenses, brokerage expenses, taxes, dividends on shorts, interest expenses, and extraordinary expenses (including litigation costs), that exceed 0.61% of the average daily net assets of the Acquiring Fund (“Acquiring Fund Expense Limit”). The Expense Limitation Agreement’s initial term with respect solely to the Acquiring Fund Expense Limit ends on April 30, 2021. If the Expense Limitation Agreement is terminated, the Acquiring Fund’s expenses will be higher. The Expense Limitation Agreement will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement.

Under the Expense Limitation Agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of the expense limit that was in place at the time of the waiver/reimbursement or the expense limit in place at the time of recoupment. GWCM’s ability to recoup these waivers and reimbursements does not apply to the Investor II Class shares.

In addition, subsequent to the Reorganization, GWCM has contractually agreed pursuant to the Expense Cap to reimburse the Investor II Class of the Acquiring Fund to the extent necessary to maintain a total operating expense ratio that does not exceed a capped operating expense ratio of 0.81% of the average Investor II Class’s daily net assets, which is less than the current total expense ratio after fee waivers and expense reimbursements of the Target Fund’s Investor Class and Class L shares (0.82% and 1.07%, respectively). The Expense Cap will survive any termination of the Expense Limitation Agreement. It may be terminated only upon termination of the Acquiring Fund’s advisory agreement with GWCM or by the Board of Great-West Funds. GWCM may not recoup fee waivers and expense reimbursements attributable to the Expense Cap.

For the Target Fund, GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.47% of the Class’s average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Target Fund Expense Limit”). The agreement’s current term ends on April 30, 2020 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Target Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Target Fund Expense Limit in place at the time of recoupment. Subsequent to the Reorganization, GWCM will no longer have any ability to recoup Target Fund fees waived prior to the Closing.

A discussion regarding the basis for the Board approving the investment advisory agreement with GWCM and sub-advisory agreements with each Sub-Adviser is available in each Fund’s Semi-Annual Report to shareholders for the period ended June 28, 2019.

Legal Proceedings

GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action ), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds, and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial is scheduled to begin in the Consolidated Action on January 13, 2020.

GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Funds or on the ability of GWL&A to perform its obligations under its agreement with the Funds.

Directors and Officers

The management of each Fund, including general oversight of the duties performed by GWCM under the investment advisory agreement for the Funds, is the responsibility of the Board.

As of the date of this Proxy Statement/Prospectus, there are six members of the Board, one of whom is an “interested person” (as defined in the 1940 Act) and five of whom are not interested persons (the “Independent Directors”). The names and business addresses of the directors and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management of Great-West Funds” in the Funds’ Statement of Additional Information, as supplemented, which is incorporated herein by reference.

Purchase and Sale of Fund Shares

Neither Fund is sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of qualified retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Effective as of the close of business on May 15, 2019, the Institutional Class of the Target Fund closed to new Permitted Accounts and new contributions by existing Permitted Accounts. Existing Permitted Accounts may continue to reinvest dividends and capital gains arising from the Target Fund, but no other forms of contributions are allowed. Asset Allocation Funds that are series of Great-West Funds that invest in Institutional Class shares of the Target Fund at the close of business on May 15, 2019 may continue to purchase additional Institutional Class shares. The Target Fund reserves the right to modify or limit the above exceptions or re-open the Institutional Class of the Target Fund at any time without prior notice.

Immediately following the Closing, the Investor II Class of the Acquiring Fund will close to new Permitted Accounts. Permitted Accounts who already hold Investor II Class shares of the Acquiring Fund immediately after the Closing may continue to purchase additional Investor II Class shares. The Acquiring Fund reserves the right to modify or limit the above exceptions or re-open the Investor II Class of the Acquiring Fund at any time without prior notice. The Expense Cap for Investor II Class shareholders that were previously shareholders of the Target Fund will not change.

For a complete description of purchase, redemption and exchange options, see the section entitled “Shareholder Information.”

Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any available capital losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions of each Fund are reinvested in additional shares of such Fund at net asset value.

If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all of its net investment income and net capital gains, if any, for the period ending on the Closing Date. See “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Federal Income Tax Information

Each Fund qualifies and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. If a Fund qualifies as a regulated investment company and distributes its income as required by the Code, such Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, owners of qualified college savings programs and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA or are withdrawn from a qualified college savings program for other than qualified expenses. More information regarding federal income taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including a Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson, visit your financial intermediary’s web site, or consult the variable contract prospectus for more information.

Partner Payments to GWL&A

GWL&A may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through GWL&A’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with GWL&A; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to GWL&A personnel, third party advisory and brokerage firms, and GWL&A sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by GWL&A, among other considerations.

MORE INFORMATION ABOUT THE ACQUIRING FUND’S INVESTMENT STRATEGIES

Principal Investment Strategies

The Acquiring Fund follows a distinct set of investment strategies. All percentage limitations relating to the Acquiring Fund’s investment strategies are applied at the time the Acquiring Fund acquires a security. The Acquiring Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 1000 Value Index (which, as of December 31, 2018, was composed of companies having a market capitalization of between $472.5 million and $785 billion). Equity investments include common stock, which represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends.

The Acquiring Fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio managers believe are currently undervalued by the market. If the portfolio managers are correct and other investors recognize the value of the company, the price of its stock may rise.

The Acquiring Fund may also invest in common stocks of small size U.S. companies, convertible securities, companies from outside the United States, as well as fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade fixed income securities (“high yield-high risk” or “junk” securities). Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A foreign security is a security issued in the currency of a country other than the United States. Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest and must repay the amount borrowed at maturity. Below investment grade securities are rated BB or lower by Standard & Poor’s Global Ratings or have a comparable rating from another nationally recognized statistical rating organization, or are of comparable quality if unrated. Below investment grade quality bonds include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. The Fund may at times focus its investments in certain sectors, such as the financial sector.

The Acquiring Fund’s investment portfolio is managed by two Sub-Advisers: Putnam and T. Rowe Price. GWCM maintains a strategic asset allocation of the Acquiring Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the Closing, the target asset allocation is a 50% allocation of the Acquiring Fund’s assets to Putnam and a 50% allocation of the Acquiring Fund’s assets to T. Rowe Price. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval. The Acquiring Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by Great-West Funds’ Board of Directors without shareholder approval. The Acquiring Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.

Temporary Investment Strategies

The Acquiring Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Acquiring Fund take this action, it may be inconsistent with the Acquiring Fund’s principal investment strategies and the Acquiring Fund may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of the Acquiring Fund’s shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Acquiring Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Acquiring Fund will not lend common stock or other assets if, as a result, more than 33 1⁄3% of the Acquiring Fund’s total assets would be lent to other parties. When the Acquiring Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Acquiring Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Each of the Sub-Advisers may manage other mutual funds having similar names, investment objectives, and policies as the Acquiring Fund. While the Acquiring Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Acquiring Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Acquiring Fund may differ substantially.

How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the portion of the Acquiring Fund’s portfolio that it manages pursuant to the investment philosophy described below.

Putnam mainly invests in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

T. Rowe Price seeks to invest in large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for dividend growth and capital appreciation. T. Rowe Price seeks to invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the Russell 1000® Value Index; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the Russell 1000 Value Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises. T. Rowe Price seeks a yield, which reflects the level of dividends paid by the portion of the Fund it sub-advises, that exceeds the yield of the Russell 1000 Value Index. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including, a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Investing in the Acquiring Fund

Shares of the Acquiring Fund are not for sale directly to the public. Currently, Great-West Funds may sell Acquiring Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Acquiring Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Acquiring Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Acquiring Fund or certain share classes of the Acquiring Fund may not be offered in your state.

Pricing Shares

The transaction price for buying, selling, or exchanging the Acquiring Fund’s shares is the net asset value of the Acquiring Fund. The Acquiring Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Acquiring Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Acquiring Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Acquiring Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Acquiring Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Acquiring Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Acquiring Fund. We determine net asset value by dividing net assets of each of the Acquiring Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Acquiring Fund’s outstanding shares for the applicable share class.

The Acquiring Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Acquiring Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Acquiring Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Acquiring Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Acquiring Fund is based on the market value of the securities in the Acquiring Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Acquiring Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Acquiring Fund.

The Acquiring Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Acquiring Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Redeeming Shares

The Acquiring Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Acquiring Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Acquiring Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.

Under normal conditions, the Acquiring Fund typically expects to meet daily shareholder redemptions by monitoring its portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Acquiring Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Acquiring Fund’s custodian bank, or borrowing from a line of credit.

Dividends and Capital Gains Distributions

The Acquiring Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Acquiring Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Acquiring Fund at net asset value.

Frequent Purchases and Redemptions of Acquiring Fund Shares

The Acquiring Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Acquiring Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Acquiring Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Acquiring Fund’s securities and the reflection of that change in the Acquiring Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Acquiring Fund expenses and disrupting Acquiring Fund management strategies. For example, excessive trading may result in forced liquidations of Acquiring Fund securities or cause the Acquiring Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund’s international portfolio securities trade and the time as of which the fund’s net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund’s junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Acquiring Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Acquiring Fund, then initiates a transfer out of the Acquiring Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Acquiring Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Acquiring Fund made with new assets contributed or rolled into the shareholder’s account) into the Acquiring Fund for a thirty (30) day period. In addition, if the Acquiring Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Acquiring Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Acquiring Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Acquiring Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Acquiring Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Acquiring Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Acquiring Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Acquiring Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Acquiring Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Acquiring Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Acquiring Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Acquiring Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Acquiring Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Acquiring Fund.

Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Acquiring Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Acquiring Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Acquiring Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Acquiring Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Acquiring Fund. In addition, if the Acquiring Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Acquiring Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Acquiring Fund depend on the provisions of the Permitted Account through which you invest in the Acquiring Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Acquiring Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Acquiring Fund’s return on such foreign securities.

Share Classes

The Acquiring Fund has four classes of shares, Institutional Class, Investor Class, Investor II Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class, Investor II Class and Class L shares have a Shareholder Services Fee which is described below.

Class L Distribution and Service Plan

The Acquiring Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Acquiring Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Acquiring Fund and/or for providing or arranging for the provision of services to the Acquiring Fund’s Class L shareholders.

The Rule 12b-1 plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Acquiring Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Shareholder Services Agreement

Effective May 1, 2015, Great-West Funds entered into a Shareholder Services Agreement with GWL&A, GWCM’s parent company. Pursuant to the Shareholder Services Agreement, GWL&A provides recordkeeping and shareholder services (“Shareholder Services”) to shareholders and account owners (“Account Holder(s)”) who invest their assets in the Acquiring Fund through Permitted Accounts. The Shareholder Services provided by GWL&A include but are not limited to (1) maintaining a record of the number of Acquiring Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Acquiring Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Shareholder Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Acquiring Fund. For the Shareholder Services rendered by it pursuant to the Shareholder Services Agreement, GWL&A receives Shareholder Services Fees equal to 0.35% of the average daily net asset value of the shares of each of the Investor Class, Investor II Class and Class L shares of the Acquiring Fund. GWL&A has entered into agreements with other retirement plan record keepers that offer the Acquiring Fund on their platforms, pursuant to which such record keepers provide the Shareholder Services for the Acquiring Fund. Under the terms of such agreements, GWL&A does not retain any of the Shareholder Services Fees but rather passes the entirety of the Shareholder Services Fee to such record keepers.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Acquiring Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Acquiring Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash compensation in the form of a bonus when retirement plans invest in the GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Acquiring Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Acquiring Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Acquiring Fund.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Acquiring Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Acquiring Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Acquiring Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Acquiring Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Acquiring Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Acquiring Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Acquiring Fund ends on December 31 of each year. Twice a year shareholders of the Acquiring Fund will receive a report containing a summary of the Acquiring Fund’s performance and other information.

THE PROPOSED REORGANIZATION

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix A.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional Institutional Class and Investor II Class shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation and termination of the Target Fund, pro rata, by class, to its shareholders of record all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund. As a result of the proposed Reorganization, each Target Fund Institutional Class shareholder will receive a number of Acquiring Fund Institutional Class shares equal in net asset value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the net asset value of the Target Fund Institutional Class shares surrendered by such shareholder as of such time, and each Target Fund Investor Class and Class L shareholder will receive a number of Acquiring Fund Investor II Class shares equal in net asset value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the net asset value of the Target Fund Investor Class and Class L shares surrendered by such shareholder as of such time.

The consummation of the Reorganization is subject to the terms and conditions set forth in the Agreement and the representations and warranties set forth in the Agreement being true. The Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the Closing if (i) the Closing has not occurred on or before ten months from the date of the Agreement, unless such date is extended by mutual agreement of the parties, or (ii) the other party materially breaches its obligations under the Agreement or makes a material and intentional misrepresentation in the Agreement or in connection with the Agreement.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or GWCM, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. It is estimated that approximately 12% of the Target Fund’s portfolio will be sold after the Reorganization in connection with this portfolio repositioning. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $11,745,135 (approximately $0.1472 per share) and brokerage commissions or other transaction costs of approximately $19,828, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on June 28, 2019. The sale of such investments could result in distributions to shareholders of the Target Fund after the Reorganization. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Description of Securities to be Issued

Shares of Common Stock. Immediately after the Closing, the Acquiring Fund will offer four classes of shares – Institutional Class, Investor Class, Investor II Class and Class L. Effective as of the Closing Date, the Acquiring Fund’s Investor II Class shares will commence operations. The Acquiring Fund’s Class L Shares have not yet commenced operations. Only Institutional Class and Investor II Class shares will be issued in the Reorganization. Each share of the Acquiring Fund represents an equal proportionate interest in the Acquiring Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Acquiring Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions among the various share classes. Upon any liquidation of the Acquiring Fund, Institutional, Investor and Investor II shareholders are entitled to share pro rata in the net assets belonging to the Acquiring Fund allocable to the Institutional, Investor and Investor II Class available for distribution after satisfaction of outstanding liabilities of the Acquiring Fund allocable to the Institutional, Investor and Investor II Class. Additional classes of shares may be authorized in the future.

Voting Rights of Shareholders. Shareholders of the Target Fund are entitled to one vote for each Target Fund share owned and fractional votes for fractional shares owned. Shareholders of any particular class of the Target Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es).

Pursuant to current interpretations of the 1940 Act, insurance companies that invest in the Target Fund will solicit voting instructions from owners of variable contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of the Target Fund. Shares attributable to the Target Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Target Fund (held through a variable contract) to the total number of votes attributable to the Target Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Target Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Target Fund, will be voted in the same proportion as shares for which the Target Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are identical.

Service Providers

The Bank of New York Mellon serves as the custodian for the assets of each Fund. DST Systems, Inc. serves as the Funds’ transfer agent and dividend paying agent. Deloitte  & Touche LLP serves as the independent auditors for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive an opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares received by the Target Fund to the Target Fund shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as possible thereafter, will constitute “a reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by Target Fund shareholders upon the exchange, pursuant to the reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in this reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders at least all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. This distribution may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund.

To the extent that a portion of the Target Fund’s portfolio assets are sold after the Reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years are available to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which such gains are recognized.

Shareholders of the Target Fund and investors who hold shares of the Target Fund through Permitted Accounts are not expected to recognize any taxable income, gains or losses for federal income tax purposes as a direct result of the Reorganization.

It is estimated that approximately 12% of the Target Fund’s portfolio will be sold after the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $11,745,135 (approximately $0.1472 per share) and brokerage commissions or other transaction costs of approximately $19,828, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on June 28, 2019. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning.

Although it is not expected to affect investors who hold shares of the Funds through a Permitted Account, the Acquiring Fund’s ability to use, after the Reorganization, the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to Reorganizations of this type. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

In addition, shareholders of the Target Fund will receive a proportionate share of any income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of distributions than they would have had the Reorganization not occurred.

This description of material federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders and investors who hold Target Fund shares through a Permitted Account are urged to consult their own tax advisors as to the specific tax consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with the Reorganization include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses. GWCM will pay all reorganization expenses whether or not the Reorganization is completed. GWCM estimates the costs of the Reorganization to be $72,500.

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of June 28, 2019, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of June 28, 2019 (Unaudited)

Institutional Class	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	$541,335,266	$540,732,402	—	$1,082,067,668
Shares Outstanding	70,005,963	58,383,527	11,593,391(a)	139,982,881
Net Asset Value Per Share	$7.73	$9.26	—	$7.73
Shares Authorized	200,000,000	150,000,000	(150,000,000)(a)	200,000,000
Investor Class
Net Assets	$194,209,162	$27,023,175	(194,209,162)(b)	$27,023,175
Shares Outstanding	9,355,053	1,801,415	(9,854,774)(b)	1,301,694
Net Asset Value Per Share	$20.76	$15.00	—	$20.76
Shares Authorized	100,000,000	15,000,000	(15,000,000)(b)	100,000,000
Investor II Class
Net Assets	N/A	N/A	198,206,823(c)	$198,206,823
Shares Outstanding	N/A	N/A	19,820,682(c)	19,820,682
Net Asset Value Per Share	N/A	N/A	—	$10.00
Shares Authorized	N/A	N/A	100,000,000(c)	100,000,000
Class L
Net Assets	$3,997,661	N/A	(3,997,661)(d)	N/A
Shares Outstanding	436,725	N/A	(436,725)(d)	N/A
Net Asset Value Per Share	$9.15	N/A	—	N/A
Shares Authorized	5,000,000	N/A	(5,000,000)(d)	N/A

(a)	At the time of the merger, the Institutional Class shares of the Target Fund will merge into the Institutional Class shares of the Acquiring Fund.
(b)	At the time of the merger, the Investor Class shares of the Target Fund will merge into the Investor II class shares of the Acquiring Fund.
(c)

At the time of the merger, the Acquiring Fund will add an additional share class, the Investor II Class. The Target Fund’s Investor Class and Class L will merge into Investor II Class, and the Investor II Class will be closed to new investors.

(d)	At the time of the merger, the Class L shares of the Target Fund will merge into the Investor II class shares of the Acquiring Fund.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the Reorganization SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports, as applicable, that the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Target Fund and Acquiring Fund is Registration No. 2-75503. The Prospectuses and Statement of Additional Information relating to the Great-West Funds are incorporated herein by reference, insofar as they relate to the Funds.

Financial Highlights

The financial highlights of the Target Fund and Acquiring Fund for each of the prior five years ended December 31 have been derived from financial statements audited by Deloitte & Touche LLP, the Target Fund and Acquiring Fund’s independent registered public accounting firm. The financial highlights of the Target Fund and Acquiring Fund for the six month period ended June 28, 2019 are unaudited.

GREAT-WEST FUNDS, INC.

GREAT-WEST LARGE CAP VALUE FUND (FORMERLY GREAT-WEST PUTNAM EQUITY INCOME FUND)

Financial Highlights

Selected data for a share of capital stock of the Acquiring Fund throughout the periods indicated.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
06/28/2019 (unaudited)	$12.92	0.10	2.00	2.10	(0.02)	—	(0.02)	$15.00	16.29	%(d)
12/31/2018	$15.41	0.32	(1.68)	(1.36)	(0.19)	(0.94)	(1.13)	$12.92	(8.80%)
12/31/2017	$13.77	0.16	2.40	2.56	(0.08)	(0.84)	(0.92)	$15.41	18.72%
12/31/2016	$12.48	0.19	1.44	1.63	(0.04)	(0.30)	(0.34)	$13.77	13.13%
12/31/2015	$13.95	0.14	(0.63)	(0.49)	(0.20)	(0.78)	(0.98)	$12.48	(3.53%)
12/31/2014	$13.93	0.18	1.55	1.73	(0.35)	(1.36)	(1.71)	$13.95	12.36%
Institutional Class
06/28/2019 (unaudited)	$8.02	0.08	1.24	1.32	(0.08)	—	(0.08)	$9.26	16.44	%(d)
12/31/2018	$10.14	0.24	(1.10)	(0.86)	(0.32)	(0.94)	(1.26)	$8.02	(8.45%)
12/31/2017	$9.35	0.14	1.62	1.76	(0.13)	(0.84)	(0.97)	$10.14	19.06%
12/31/2016	$8.64	0.16	1.01	1.17	(0.16)	(0.30)	(0.46)	$9.35	13.60%
12/31/2015(e)	$10.00	0.12	(0.60)	(0.48)	(0.21)	(0.67)	(0.88)	$8.64	(4.78	%)(d)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)		Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)		Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)		Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
06/28/2019 (unaudited)	$27,023	1.21	%(g)	1.10	%(g)	1.37	%(g)	9	%(d)
12/31/2018	$29,031	1.17%		1.10%		2.06%		22%
12/31/2017	$39,280	1.16%		1.10%		1.08%		35%
12/31/2016	$38,163	1.10%		1.10%		1.47%		25%
12/31/2015	$50,893	1.10%		1.10%		1.00%		28%
12/31/2014	$544,642	1.10%		1.10%		1.25%		36%
Institutional Class
06/28/2019 (unaudited)	$540,732	0.75	%(g)	0.75	%(g)	1.74	%(g)	9	%(d)
12/31/2018	$497,904	0.75%		0.75%		2.39%		22%
12/31/2017	$605,309	0.75%		0.75%		1.43%		35%
12/31/2016	$529,082	0.75%		0.75%		1.81%		25%
12/31/2015(e)	$483,576	0.75	%(g)	0.75	%(g)	1.91	%(g)	28%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Institutional Class inception date was May 1, 2015
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.

GREAT-WEST FUNDS, INC.

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

Financial Highlights

Selected data for a share of capital stock of the Target Fund throughout the periods indicated.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
06/28/2019 (unaudited)	$17.97	0.22	2.62	2.84	(0.05)	—	(0.05)	$20.76	15.81	%(d)
12/31/2018	$21.13	0.44	(2.43)	(1.99)	(0.06)	(1.11)	(1.17)	$17.97	(9.52%)
12/31/2017	$19.16	0.40	2.69	3.09	(0.18)	(0.94)	(1.12)	$21.13	16.22%
12/31/2016	$16.80	0.37	2.76	3.13	(0.12)	(0.65)	(0.77)	$19.16	18.75%
12/31/2015	$19.25	0.35	(1.65)	(1.30)	(0.24)	(0.91)	(1.15)	$16.80	(6.89%)
12/31/2014	$19.79	0.33	1.15	1.48	(0.39)	(1.63)	(2.02)	$19.25	7.39%
Class L
06/28/2019 (unaudited)	$7.99	0.09	1.16	1.25	(0.09)	—	(0.09)	$9.15	15.66	%(d)
12/31/2018	$10.24	0.19	(1.17)	(0.98)	(0.16)	(1.11)	(1.27)	$7.99	(9.78%)
12/31/2017	$9.89	0.18	1.38	1.56	(0.27)	(0.94)	(1.21)	$10.24	15.93%
12/31/2016	$9.12	0.17	1.47	1.64	(0.22)	(0.65)	(0.87)	$9.89	18.26%
12/31/2015	$10.94	0.17	(0.94)	(0.77)	(0.21)	(0.84)	(1.05)	$9.12	(7.21%)
12/31/2014	$12.07	0.15	0.71	0.86	(0.36)	(1.63)	(1.99)	$10.94	7.02%
Institutional Class
06/28/2019 (unaudited)	$6.77	0.10	0.98	1.08	(0.12)	—	(0.12)	$7.73	15.96	%(d)
12/31/2018	$8.93	0.22	(1.01)	(0.79)	(0.26)	(1.11)	(1.37)	$6.77	(9.15%)
12/31/2017	$8.80	0.22	1.21	1.43	(0.36)	(0.94)	(1.30)	$8.93	16.56%
12/31/2016	$8.20	0.21	1.33	1.54	(0.29)	(0.65)	(0.94)	$8.80	19.16%
12/31/2015(e)	$10.00	0.16	(0.87)	(0.71)	(0.26)	(0.83)	(1.09)	$8.20	(7.26	%)(d)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)		Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)		Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)		Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
06/28/2019 (unaudited)	$194,209	0.85	%(g)	0.82	%(g)	2.31	%(g)	14	%(d)
12/31/2018	$206,479	0.85%		0.82%		2.09%		22%
12/31/2017	$277,957	0.85%		0.83%		1.97%		25%
12/31/2016	$292,467	0.85%		0.84%		2.12%		26%
12/31/2015	$310,100	0.83%		0.83%		1.86%		41%
12/31/2014	$893,458	0.83%		0.83%		1.65%		12%
Class L
06/28/2019 (unaudited)	$3,998	1.64	%(g)	1.07	%(g)	2.07	%(g)	14	%(d)
12/31/2018	$3,837	1.44%		1.07%		1.85%		22%
12/31/2017	$4,939	1.50%		1.11%		1.70%		25%
12/31/2016	$3,789	1.79%		1.20%		1.76%		26%
12/31/2015	$2,146	1.79%		1.20%		1.65%		41%
12/31/2014	$1,883	2.69%		1.20%		1.25%		12%
Institutional Class
06/28/2019 (unaudited)	$541,335	0.48	%(g)	0.47	%(g)	2.67	%(g)	14	%(d)
12/31/2018	$502,097	0.48%		0.47%		2.46%		22%
12/31/2017	$605,736	0.49%		0.47%		2.34%		25%
12/31/2016	$529,402	0.49%		0.49%		2.48%		26%
12/31/2015(e)	$484,008	0.47	%(g)	0.47	%(g)	2.56	%(g)	41%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Institutional Class inception date was May 1, 2015.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.

THE BOARD’S APPROVAL OF THE REORGANIZATION

Based on the considerations described below, the Board of Great-West Funds determined that the Reorganization would be in the best interests of the Target Fund, and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. As such, the Board has approved the Reorganization.

In preparation for the in-person meetings of the Board held on December 6-7, 2018 and June 12-13, 2019, at which the Reorganization was considered, GWCM, provided the Board with information for the meeting regarding the proposed Reorganization, including the rationale therefor and alternatives considered. GWCM also provided the Board with introductory information regarding the proposed Reorganization at the in-person meeting of the Board held on September 18, 2018. In connection with the Reorganization, GWCM also recommended restructuring the Acquiring Fund into a multi-manager fund whereby the Sub-Adviser of each Fund would be responsible for the day-to-day management of the investment and re-investment of the assets comprising 50% of the Acquiring Fund’s portfolio. In addition, GWCM recommended the reduction of the Acquiring Fund’s advisory fee, the reduction of the sub-advisory fees paid by GWCM with respect to the Acquiring Fund, the creation of a new class of shares (Investor II Class) of the Acquiring Fund which the shareholders of Investor Class and Class L shares of the Target Fund would receive in connection with the Reorganization and the Expense Limitation Agreement for the Acquiring Fund. GWCM recommended the Reorganization as part of its product rationalization strategy because it believes one multi-manager large cap value fund is more commercially viable and beneficial to shareholders of both Funds than maintaining two separate large cap value funds.

Prior to approving the Reorganization, the Independent Directors reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in private sessions without management present. In approving the Reorganization, the Board considered a number of factors in reaching its determination, including the following:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and principal investment risks;
•	the investment performance and portfolio managers of the Funds;
•	the relative fees and expense ratios of the Funds;
•	the anticipated federal income tax-free nature of the Reorganization;
•	the expected costs of the Reorganization and the fact that the Funds would not bear any of such costs;
•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;
•	the effect of the Reorganization on shareholder rights;
•	alternatives to the Reorganization; and
•	any potential benefits to GWCM and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board noted that the Funds have substantially similar investment objectives, and similar principal investment strategies and principal risks. In particular, the Board noted that both Funds are large cap value funds and that the combined Fund will be a multi-manager fund whereby the Sub-Adviser of each Fund would be responsible for the day-to-day management of the investment and re-investment of the assets comprising 50% of the Acquiring Fund’s portfolio and that each Sub-Adviser will manage its sleeve of the combined Fund in the same manner as it does for the Target Fund or Acquiring Fund.

Investment Performance and Portfolio Management

The Board considered the investment performance of the Funds for the one-year, three-year and five-year periods ended March 31, 2019. The Board noted that the Acquiring Fund outperformed the Target Fund for the one-, three- and five-year periods. In addition, the Board noted that the Acquiring Fund outperformed the benchmark and peers for the three- and five-year periods reviewed, and the Target Fund outperformed the benchmark and peers for the three-year period. The Board also considered that the combined Fund will have the same Sub-Advisers and portfolio managers as the Target Fund and Acquiring Fund.

Fees and Expense Ratios

The Board considered the fees and expense ratios of the Funds and the impact of expense caps. The Board noted that the Acquiring Fund’s expenses and advisory fee are higher than those of the Target Fund. However, the Board considered that, due to the Acquiring Fund’s expense limitation agreement, the Investor II Class shares of the Acquiring Fund have a lower net expense ratio than the Investor Class and Class L shares of the Target Fund and that the expense cap on the Investor II Class shares of the Acquiring Fund may be terminated only upon termination of the Acquiring Fund’s advisory agreement with GWCM or by Great-West Funds. As a result, the Board concluded that holders of Investor Class and Class L shares of the Target Fund will pay a lower net expense ratio upon effectiveness of the Reorganization. The Board also concluded that although the holders of Institutional Class shares of the Target Fund will pay a higher net expense ratio upon effectiveness of the Reorganization, the other benefits of the Reorganization, in particular GWCM’s recommendation that rationalizing two single manager large cap value funds into one multi-manager large cap value fund is more commercially viable than maintaining two separate large cap value funds and the potential for future economies of scale, outweigh that factor. In reaching this conclusion, the Board considered that the Institutional Class shares of the Target Fund are held solely by Asset Allocation Funds and that the Asset Allocation Funds are expected to experience lower underlying fund expenses as a result of the Reorganization.

Federal Income Tax Consequences of the Reorganization

The Board considered the tax implications of the Reorganization. The Board noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes.

Costs of the Reorganization

The Board considered that GWCM will bear all the expenses incurred in connection with the Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, shareholders of the Target Fund will receive a comparable class of shares of the Acquiring Fund, equal in total value to the total value of the shares of the Target Fund surrendered.

Effect on Shareholder Rights

The Board noted that the shareholders of the Target Fund will receive a comparable class of shares of the Acquiring Fund, which are subject to the same shareholder services fees. The Board also considered that both Funds are a series of Great-West Funds and, as such, the rights of the Target Fund shareholders are the same as the rights of the Acquiring Fund shareholders. The Board also considered that shares of both Funds are entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganization

As alternatives, the Board considered merging the Target Fund into another series of Great-West Funds, merging the Acquiring Fund into the Target Fund or maintaining the status quo. The Board determined that one multi-manager large cap value fund was in the best interests of both Funds.

Potential Benefits to GWCM and Its Affiliates

The Board noted that, in connection with the Reorganization, GWCM agreed to reduce its advisory fee on the Acquiring Fund. However, the Board recognized that the Reorganization may result in some potential benefits and economies of scale for GWCM and its affiliates. These may include, for example, costs savings as a result of the elimination of the Target Fund as a fund in the Great-West Funds complex. In addition, the Board noted that, because the Target Fund is larger than the Acquiring Fund and the Sub-Advisers of the combined Fund will each be allocated 50% of the combined Fund’s assets, the current Sub-Adviser of the Acquiring Fund, which is an affiliate of GWCM, will manage a greater amount of assets of the Acquiring Fund post-Reorganization.

Conclusion

The Board, including the Independent Directors, unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board, including the Independent Directors, also concluded that the Reorganization is in the best interests of the Acquiring Fund, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The Board did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

At the close of business on August 9, 2019, there were 70,005,963 Institutional Class shares, 9,355,053 Investor Class shares, and 436,725 Class L shares of the Target Fund outstanding. As of August 9, 2019, the directors and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of the Institutional Class, Investor Class and Class L shares of the Target Fund.

At the close of business on August 9, 2019, there were 58,383,527 Institutional Class shares and 1,801,415 Investor Class shares of the Acquiring Fund outstanding. The Investor II Class shares and Class L shares had not yet commenced operations. As of August 9, 2019, the directors and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of the Institutional Class and Investor Class shares of the Acquiring Fund.

Beneficial Ownership

The following tables set forth the percentage of ownership of each person who, as of the Record Date with respect to the Annual Meeting, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on the Record Date. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Great-West T. Rowe Price Equity Income Fund Investor Class	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	24.81%	23.71%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	48.39%	46.25%
Great-West T. Rowe Price Equity Income Fund Class L	Great West IRA Advantage	8515 E. Orchard Road, Greenwood Village, CO 80111	99.32%	<5%
Great-West T. Rowe Price Equity Income Fund Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.68%	5.82%
	Great-West Moderate Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	9.94%	5.42%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.48%	5.71%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.73%	<5%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.93%	<5%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.00%	<5%

Acquiring Fund
Class	Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Great-West Putnam Equity Income Fund Investor Class	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	12.70%	12.70%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	72.25%	72.25%
Great-West Putnam Equity Income Fund Institutional Class	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.72%	<5%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.93%	<5%
	Great-West Lifetime Conservative 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.99%	<5%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.69%	5.82%
	Great-West Moderate Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	9.92%	5.42%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.44%	5.71%

VOTING INFORMATION AND REQUIREMENTS

Shares of the Target Fund may be sold to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, to custodians or trustees of IRAs, and to qualified retirement plans that have purchased variable contracts. Shares of the Target Fund are also sold directly to qualified retirement plans and college savings programs.

Contract owners of contracts issued through the following separate accounts (the “Separate Accounts”) of GWL&A and Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”) who have allocated contract value to the Target Fund as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in the Target Fund.

Insurance Company	Separate Account (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)
GWL&A	COLI VUL-2 Series Account	COLI VUL-1 Series Account
	COLI VUL-4 Series Account	FutureFunds II Series Account
FutureFunds Series Account
FutureFunds Select Account
Maxim Series Account
GWL&A of NY	COLI VUL-2 Series Account	COLI VUL-1 Series Account
FutureFunds II Series Account

Qualified retirement plans and owners of certain IRAs that directly owned shares of the Target Fund on the Record Date will be entitled to vote with respect to their proportionate interest (including fractional interests) in the Target Fund as of the Record Date.

Voting Procedures

Approval of the Reorganization requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (a) 67% or more of the shares of the Target Fund present at the Annual Meeting, if the owners of more than 50% of the Target Fund’s outstanding shares are present at the Annual Meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Target Fund entitled to vote at the Annual Meeting.

In accordance with applicable law, shares attributable to the Target Fund held in the Separate Accounts registered with the SEC will be voted by such Separate Account based on instructions received from the contract owners who have allocated contract value to the Target Fund as of the Record Date. The number of votes that a contract owner has the right to cast will be determined by applying his/her percentage interest in the Target Fund (held through a Separate Account) to the total number of votes attributable to the Target Fund. In determining the number of votes, fractional shares will be recognized. Shares attributable to the Target Fund held in the Separate Accounts that are not registered with the SEC will also be voted as described above based on instructions received from contract owners who have allocated contract value to the Target Fund as of the Record Date. Shares held in the Separate Accounts, whether or not registered, for which the Target Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Target Fund, will be voted in the same proportion as shares for which the Target Fund has received instructions. As a result of such proportionate voting, a small number of contract owners may determine the outcome of the shareholder vote.

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Annual Meeting, and not subsequently revoked. Unmarked proxies received from contract owners in the Separate Accounts will be voted in the same proportion as those proxies with voting instructions. Voting instructions to abstain on the proposal and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal (and therefore will have the effect of a vote AGAINST). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Great-West Funds, Inc., 8515 East Orchard Road, 2T3, Greenwood Village, Colorado 80111 with attention directed to the Secretary of Great-West Funds before the Annual Meeting or by attending the Annual Meeting.

In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Funds or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

Quorum and Adjournments of the Annual Meeting

One-third of the outstanding shares entitled to vote at the Annual Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Annual Meeting. A quorum can be established by counting shares held by Separate Accounts, qualified retirement plans, and other shareholders that are present at the Annual Meeting. If a quorum is not present at the Annual Meeting, or a quorum is present but sufficient votes to approve the proposal are not received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The Board may seek one or more adjournments of the Annual Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Annual Meeting, or to obtain the required shareholder vote for approval of the proposal. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Annual Meeting (or any adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on the proposal, the persons named as proxies will vote in favor of adjournment if it is in the best interest of shareholders. Adjourned meetings may be held within a reasonable time after the date originally set for the Annual Meeting without further notice to shareholders.

Other Business

Management knows of no other business of the Target Fund, other than that set forth in this Proxy Statement/Prospectus, which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Shareholder Proposals

Great-West Funds generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because Great-West Funds does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of shareholders, a shareholder proposal must be submitted at a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual director should write to the attention of Ryan Logsdon, Secretary of Great-West Funds, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111. The letter should indicate that you are a Target Fund shareholder, and identify the Target Fund. If the communication is intended for a specific board director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Independent Directors’ independent legal counsel for further distribution as they deem appropriate.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy

Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111 or by calling (866) 831-7129.

Please sign and return your proxy promptly.

Your vote is important and your participation in the affairs of your Fund does make a difference.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 25th day of October, 2019, by and among Great-West Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of itself and Great-West Large Cap Value Fund, a separate series of the Corporation (the “Acquiring Fund”), and Great-West T. Rowe Price Equity Income Fund, a separate series of the Corporation (the “Acquired Fund,” together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), and Great-West Capital Management, LLC (“GWCM”), investment adviser for the Funds (for purposes of sections 8.3 and 10.2 of this Agreement only). The principal place of business of the Corporation is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Class and Investor II Class voting shares of common stock, $0.10 par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, immediately followed by the pro rata, by class, distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.           Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1        Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Institutional Class and Investor II Class Acquiring Fund Shares determined with respect to each such class of shares by dividing the value of the Acquired Fund’s assets net of any liabilities with respect to the corresponding class or classes of the Acquired Fund as set forth in Exhibit A, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of an Acquiring Fund Share of such class, computed in the manner and as of the time and date set forth in section 2.2; and

(ii) to assume all of the liabilities of the Acquired Fund. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2        The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets as of the time of the Closing, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund to be prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay dividends and other distributions, for the purpose of distributing all or substantially all of the Acquired Fund’s income and gains so as to avoid the imposition of income or excise taxes).

1.3         The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, including but not limited to any deferred compensation payable by the Acquired Fund to the Corporation’s directors.

1.4        Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s Institutional Class, Investor Class and Class L shareholders of record (the “Acquired Fund Shareholders”), determined as of the time of such distribution, on a pro rata basis by class, the corresponding class of Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished with respect to the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value as of the Valuation Time (as defined in section 2.1) of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders of each class of shares of the Acquired

Fund, shall be equal to the aggregate net asset value of the respective class of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5        Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectus and statement of additional information.

1.6        Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7        All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

2.	Valuation

2.1        The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange (the “NYSE”) on the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions, using the valuation procedures set forth in the Corporation’s Articles of Amendment and Restatement, as amended, the Acquiring Fund’s most recently effective prospectus and statement of additional information and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund.

2.2        The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3        All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1        The Closing of the transactions contemplated by this Agreement shall occur on October 25, 2019, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2        The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund at the Closing a schedule of the Assets.

3.3        The Bank of New York Mellon, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to The Bank of New York Mellon, also the custodian for the Acquiring Fund, prior to or at the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund by wire transfer of federal funds as of the Closing.

3.4        DST Systems, Inc., as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Institutional Class, Investor Class and/or Class L Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other Fund or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5        In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Corporation (the “Board”), accurate appraisal of the value of the net assets or shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	Representations and Warranties

4.1        The Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)        The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquired Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

(b)        The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws.

(d)        The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2018, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquired Fund at and for the six months ended June 28, 2019, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(g)        Since June 28, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(i)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain after reduction for any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a RIC. As of the time of the Closing, the Acquired Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(j)        For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquired Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquired Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)        All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DST Systems, Inc., as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares.

(l)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and all material documentation at or prior to the Closing.

(m)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(o)        The most recently effective prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p)        The Acquired Fund shares have been duly established and designated by the Board.

4.2        The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)        The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquiring Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b)        The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws.

(d)        The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund.

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2018, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquiring Fund at and for the six months ended June 28, 2019, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(g)        Since June 28, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. As of the time of the Closing, the Acquiring Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(j)        For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquiring Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)        All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

(l)        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing have been duly authorized and, when so issued and delivered, will be legally and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(m)        At the Closing, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing.

(n)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)        The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)        The most recently effective prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(q)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing.

(r)         The Acquiring Fund Shares have been duly established and designated by the Board.

5.	Covenants of the Acquiring Fund and the Acquired Fund

The Corporation on behalf of each Fund covenants as follows:

5.1        The Acquiring Fund and the Acquired Fund, each covenants to operate its business in the ordinary course from the date hereof through the Closing except as otherwise provided herein, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund covenants and agrees to coordinate its portfolio, as set forth in section 5.13, in order that at the Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will be consistent with the implementation of the Acquiring Fund’s investment objective, policies, strategies and restrictions on the Closing Date, a written description of which has been delivered to the Acquired Fund.

5.2        Upon reasonable notice, the Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3        The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4        The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5        Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6        The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7        The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s operations after the Closing and to consummate the transactions contemplated herein; provided, however, that the Corporation may take such actions it reasonably deems advisable after the Closing as circumstances change.

5.8        The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.9        Immediately after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated under applicable law.

5.10        The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.11        The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Corporation, the Acquiring Fund or the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Corporation, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated herein in section 8.3.

5.12        At or immediately prior to the Valuation Time, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders at least (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years.

5.13        The Acquiring Fund agrees to identify in writing prior to the Closing any assets of the Acquired Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the Acquiring Fund’s investment objective, policies, restrictions or strategies on the Closing Date, and the Acquired Fund agrees to dispose of such assets prior to the Closing. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase so that, immediately after the Closing, the Acquiring Fund’s portfolio will be consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies on the Closing Date, and the Acquired Fund agrees to purchase prior to the Closing such assets (to the extent consistent with the Acquired Fund’s investment objective, policies, restrictions or strategies). Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund.

5.14        The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include an information statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the information statement and related materials for inclusion therein.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Corporation, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions:

6.1        All representations and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2        The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3        The Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund at or before the Closing.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Corporation, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following further conditions:

7.1        All representations and warranties of the Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing, certified by the Treasurer or an Assistant Treasurer of the Corporation.

7.3        The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation with respect to the Acquired Fund made in this Agreement are true and correct as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4        The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund at or before the Closing.

8.           Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

The obligations under this Agreement of the Acquired Fund and the Acquiring Fund shall be subject to the fulfillment or waiver of the following conditions:

8.1        At the Closing, no action, suit or other proceeding shall be pending or to a Fund’s knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2        All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Corporation, on behalf of the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either Fund hereto may for itself waive any of such conditions.

8.3        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund immediately followed by the pro rata, by class, distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund and the termination of the Acquired Fund as soon as possible thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the effective time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and GWCM or its affiliates, and the Acquired Fund, the Acquiring Fund, and GWCM or its affiliates will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.3.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.	Reserved

10.	Fees and Expenses

10.1        The Corporation, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2        GWCM will pay all expenses incurred by each of the Acquired Fund and the Acquiring Fund in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of supplements to the Corporation’s Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; and (f) other related administrative or operational costs. GWCM will also bear any transaction costs incurred through the sale and purchase of assets pursuant to section 5.13. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

11.	Entire Agreement

The parties agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by any party if the Closing shall not have occurred on or before ten months from the date of this Agreement, unless such date is extended by mutual agreement of the parties, or (iii) by any party if another party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or the Board members or officers of any party, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Corporation, on behalf of the Acquiring Fund and the Acquired Fund, as specifically authorized by the Board.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or the Acquiring Fund, 8515 East Orchard Road, 2T2, Greenwood Village, Colorado 80111, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1        The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4        Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5        This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest: Secretary	GREAT-WEST FUNDS, INC., on behalf of itself and Great-West Large Cap Value Fund By: Mary C. Maiers Its: Chief Financial Officer & Treasurer

Attest: Secretary	GREAT-WEST FUNDS, INC., on behalf of itself and Great-West T. Rowe Price Equity Income Fund By: Mary C. Maiers Its: Chief Financial Officer & Treasurer

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTIONS 8.3 AND 10.2 HERETO GREAT-WEST CAPITAL MANAGEMENT, LLC By: Scott C. Sipple Its: President & CEO By: Kelly New Its: Assistant Treasurer

EXHIBIT A

SHARE CLASSES

Great-West T. Rowe Price Equity Income Fund (Target Fund) – Share Classes	Great-West Large Cap Value Fund (Acquiring Fund) – Corresponding Share Classes
Institutional	Institutional
Investor	Investor II
Class L	Investor II

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Form of Proxy

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M79838-S26071	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following Proposal:				For	Against	Abstain

1.    To approve an Agreement and Plan of Reorganization which provides for (i) the transfer of all the assets of the Great-West T. Rowe Price Equity Income Fund (the “Target Fund”) to the Great-West Large Cap Value Fund (the “Acquiring Fund”) in exchange solely for Institutional Class and Investor II Class shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Institutional Class shares of the Acquiring Fund to the holders of Institutional Class shares of the Target Fund and Investor II Class shares of the Acquiring Fund to the holders of Investor Class and Class L shares of the Target Fund in complete liquidation and termination of the Target Fund (the “Reorganization”).

				☐	☐	☐

2. To transact such other business as may properly come before the annual meeting of shareholders.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE DATE AND SIGN NAME(S) TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders:

The Notice of Annual Meeting and Proxy Statement/Prospectus are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

GREAT-WEST FUNDS, INC.

Proxy Ballot for Annual Meeting of Shareholders – October 23, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE GREAT-WEST FUNDS, INC.

The undersigned hereby appoints Ryan L. Logsdon to be the attorney and proxy of the undersigned at the Annual Meeting of Shareholders of Great-West T. Rowe Price Equity Income Fund to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 10 a.m. Mountain Time, on October 23, 2019, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on August 9, 2019, upon the proposal on the reverse side and as set forth in the Notice of Annual Meeting and Proxy Statement/Prospectus for such meeting.

This Proxy will be voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR approval of an Agreement and Plan of Reorganization.

This Proxy may be revoked by the shareholder at any time prior to the Annual Meeting of Shareholders.

{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}

STATEMENT OF ADDITIONAL INFORMATION

GREAT-WEST LARGE CAP VALUE FUND

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(866) 831-7129

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated September 13, 2019 for use in connection with the annual meeting of shareholders (the “Annual Meeting”) of Great-West T. Rowe Price Equity Income Fund (the “Target Fund”), a series of Great-West Funds, Inc. (“Great-West Funds”), to be held on October 23, 2019. At the Annual Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Great-West Large Cap Value Fund (the “Acquiring Fund”; the Target Fund and the Acquiring Fund are collectively referred to as the “Funds”) as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Great-West Funds at the address or phone number shown above or by calling (866) 831-7129. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

Further information about the Funds is contained in the Funds’ Statement of Additional Information, dated April 30, 2019, as supplemented through the date of this SAI, and is incorporated herein by reference only insofar as it relates to the Target Fund and the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had occurred at the beginning of the period.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and Target Fund are contained in the Acquiring Fund’s and Target Fund’s Annual Report for the fiscal year ended December 31, 2018. The unaudited financial statements for the Acquiring and Target Fund are contained in the Acquiring and Target Fund’s Semi-Annual Reports for the six month period ended June 28, 2019.

The date of this Statement of Additional Information is September 13, 2019.

GREAT-WEST FUNDS, INC.

Great-West Large Cap Value Fund Pro Forma

Schedule of Investments

As of June 28, 2019

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Adjustments (h)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)

CORPORATE BONDS AND NOTES
Consumer, Cyclical
Mattel Inc 6.75%, 12/31/2025	(c)		-	-	$1,594,000	$1,639,828	$-	$-	$1,594,000	$1,639,828

Consumer, Cyclical
Pacific Gas & Electric Co 4.00%, 12/01/2046	(d)(e)				$755,000	685,162	$-	-		685,162
Pacific Gas & Electric Co 3.95%, 12/01/2047	(f)				$945,000	849,319	$-	-		849,319

				$-		$1,534,481		$-		$1,534,481

TOTAL CORPORATE BONDS AND NOTES		0.24%		$-		$3,174,309		$-		$3,174,309

(Cost $2,861,208)
CONVERTIBLE BONDS
Financial
AXA SA, 7.25%, 05/15/2021	(c)		-	-	$1,518,000	1,559,140	$-	-	$1,518,000	1,559,140

TOTAL CONVERTIBLE BONDS		0.12%		$-		$1,559,140		$-		$1,559,140

(Cost $1,518,000)

			SHARES		SHARES		SHARES		SHARES
COMMON STOCK
Basic Materials		3.33%
Air Products & Chemicals Inc			24,700	5,591,339	-	-	-	-	24,700	5,591,339
Akzo Nobel NV			-	-	12,144	1,141,175	(1,484)	(139,452)	10,660	1,001,723
Alcoa Corp	(a)		143,200	3,352,312	-	-	-	-	143,200	3,352,312
CF Industries Holdings Inc			-	-	145,862	6,813,214	(17,824)	(832,575)	128,038	5,980,639
Dow Inc			45,325	2,234,976	93,261	4,598,700	(11,396)	(561,961)	127,190	6,271,715
DuPont de Nemours Inc			44,291	3,324,925	98,495	7,394,020	(12,036)	(903,549)	130,750	9,815,396
Freeport-McMoRan Inc			239,800	2,784,078	-	-	-	-	239,800	2,784,078
International Paper Co			-	-	149,383	6,471,271	(18,255)	(790,789)	131,128	5,680,482
Nucor Corp			-	-	27,892	1,536,849	(3,408)	(187,803)	24,484	1,349,046
PPG Industries Inc			-	-	7,600	886,996	(929)	(108,391)	6,671	778,605
Sherwin-Williams Co			2,100	962,409	-	-	-	-	2,100	962,409

				$18,250,039		$28,842,225		$(3,524,520)		$43,567,744

Communications		6.56%
AT&T Inc			226,400	7,586,664	116,872	3,916,381	(14,282)	(478,582)	328,990	11,024,463
CenturyLink Inc			-	-	82,061	965,037	(10,028)	(117,928)	72,033	847,109
Charter Communications Inc Class A	(a)		17,303	6,837,800	-	-	-	-	17,303	6,837,800
Cisco Systems Inc			142,350	7,790,815	196,461	10,752,310	(24,008)	(1,313,932)	314,803	17,229,193
Comcast Corp Class A			183,000	7,737,240	206,552	8,733,019	(25,241)	(1,067,175)	364,311	15,403,084
Fox Corp Class B			-	-	203,691	7,440,832	(24,891)	(909,270)	178,800	6,531,562
News Corp Class A			-	-	446,146	6,018,509	(54,519)	(735,462)	391,627	5,283,047
Telefonica SA			-	-	470,100	3,865,775	(57,446)	(472,398)	412,654	3,393,377
Verizon Communications Inc			58,656	3,351,017	252,512	14,426,011	(30,857)	(1,762,859)	280,311	16,014,169
Walt Disney Co			-	-	25,598	3,574,505	(3,128)	(436,805)	22,470	3,137,700

				$33,303,536		$59,692,379		$(7,294,409)		$85,701,506

Consumer, Cyclical		6.68%
Adient PLC			-	-	15,052	365,312	(1,839)	(44,641)	13,213	320,671
Alaska Air Group Inc			-	-	88,409	5,650,219	(10,804)	(690,457)	77,605	4,959,762
Aptiv PLC			52,800	4,267,824	-	-	-	-	52,800	4,267,824
BJ’s Wholesale Club Holdings Inc	(a)		198,005	5,227,332	-	-	-	-	198,005	5,227,332
Delta Air Lines Inc			-	-	56,400	3,200,700	(6,892)	(391,126)	49,508	2,809,574
General Motors Co			132,672	5,111,852	-	-	-	-	132,672	5,111,852
Hilton Worldwide Holdings Inc			60,338	5,897,436	-	-	-	-	60,338	5,897,436
Home Depot Inc			22,600	4,700,122	-	-	-	-	22,600	4,700,122
Kohl’s Corp			-	-	69,429	3,301,349	(8,484)	(403,425)	60,945	2,897,924
L Brands Inc			-	-	104,400	2,724,840	(12,758)	(332,975)	91,642	2,391,865
Las Vegas Sands Corp			-	-	117,303	6,931,435	(14,334)	(847,021)	102,969	6,084,414
Mattel Inc	(a)(f)		-	-	273,300	3,063,693	(33,397)	(374,383)	239,903	2,689,310
MGM Resorts International			-	-	41,400	1,182,798	(5,059)	(144,538)	36,341	1,038,260
O’Reilly Automotive Inc	(a)		10,000	3,693,200	-	-	-	-	10,000	3,693,200
PACCAR Inc			-	-	29,700	2,128,302	(3,629)	(260,079)	26,071	1,868,223
PulteGroup Inc			112,100	3,544,602	-	-	-	-	112,100	3,544,602

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Adjustments (h)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)

Southwest Airlines Co			83,800	4,255,364	35,900	1,823,002	(4,387)	(222,771)	115,313	5,855,595
Walgreens Boots Alliance Inc			53,900	2,946,713	-	-	-	-	53,900	2,946,713
Walmart Inc			128,164	14,160,841	70,584	7,798,826	(8,625)	(953,017)	190,123	21,006,650

				$53,805,286		$38,170,476		$(4,664,432)		$87,311,330

Consumer, Non-cyclical		18.48%
AbbVie Inc			90,700	6,595,704	-	-	-	-	90,700	6,595,704
Allergan PLC			-	-	22,446	3,758,134	(2,743)	(459,244)	19,703	3,298,890
Amgen Inc			36,400	6,707,792	-	-	-	-	36,400	6,707,792
Anthem Inc			-	-	40,775	11,507,113	(4,983)	(1,406,169)	35,792	10,100,944
AstraZeneca PLC Sponsored ADR			162,600	6,712,128	-	-	-	-	162,600	6,712,128
Becton Dickinson and Co			39,034	9,836,958	10,381	2,616,116	(1,269)	(319,689)	48,146	12,133,385
Bristol-Myers Squibb Co			-	-	123,995	5,623,173	(15,152)	(687,152)	108,843	4,936,021
Bunge Ltd			-	-	65,149	3,629,451	(7,961)	(443,519)	57,188	3,185,932
Cigna Corp			49,700	7,830,235	-	-	-	-	49,700	7,830,235
Conagra Brands Inc			-	-	286,770	7,605,140	(35,043)	(929,348)	251,727	6,675,792
Corteva Inc	(a)		44,291	1,309,685	97,295	2,877,013	(11,889)	(351,571)	129,697	3,835,127
Coty Inc Class A			109,004	1,460,654	37,859	507,311	(4,626)	(61,993)	142,237	1,905,972
CVS Health Corp			-	-	162,008	8,827,816	(19,797)	(1,078,759)	142,211	7,749,057
Danaher Corp			45,800	6,545,736	-	-	-	-	45,800	6,545,736
Eli Lilly & Co			58,500	6,481,215	-	-	-	-	58,500	6,481,215
Gilead Sciences Inc			86,100	5,816,916	129,300	8,735,508	(15,800)	(1,067,479)	199,600	13,484,945
GlaxoSmithKline PLC			-	-	241,006	4,830,332	(29,451)	(590,267)	211,555	4,240,065
GlaxoSmithKline PLC Sponsored ADR			-	-	5,900	236,118	(721)	(28,854)	5,179	207,264
Johnson & Johnson			82,219	11,451,462	105,157	14,646,267	(12,850)	(1,789,774)	174,526	24,307,955
Kellogg Co			-	-	22,300	1,194,611	(2,725)	(145,981)	19,575	1,048,630
Keurig Dr Pepper Inc			49,300	1,424,770	-	-	-	-	49,300	1,424,770
Kimberly-Clark Corp			-	-	92,002	12,262,026	(11,243)	(1,498,420)	80,759	10,763,606
Kroger Co			232,300	5,043,233	-	-	-	-	232,300	5,043,233
Medtronic PLC			-	-	106,225	10,345,253	(12,981)	(1,264,190)	93,244	9,081,063
Merck & Co Inc			106,082	8,894,976	39,264	3,292,286	(4,798)	(402,317)	140,548	11,784,945
Molson Coors Brewing Co Class B			75,300	4,216,800	-	-	-	-	75,300	4,216,800
Nielsen Holdings PLC			-	-	264,456	5,976,706	(32,317)	(730,353)	232,139	5,246,353
PepsiCo Inc			50,800	6,661,404	15,800	2,071,854	(1,931)	(253,181)	64,669	8,480,077
Pfizer Inc			123,528	5,351,233	343,888	14,897,228	(42,023)	(1,820,441)	425,393	18,428,020
Philip Morris International Inc			-	-	116,477	9,146,939	(14,233)	(1,117,756)	102,244	8,029,183
Procter & Gamble Co			72,400	7,938,660	-	-	-	-	72,400	7,938,660
Tyson Foods Inc Class A			-	-	159,131	12,848,237	(19,446)	(1,570,055)	139,685	11,278,182
Zimmer Biomet Holdings Inc			-	-	18,000	2,119,320	(2,200)	(258,981)	15,800	1,860,339

				$110,279,561		$149,553,952		$(18,275,493)		$241,558,020

Energy		9.40%
Anadarko Petroleum Corp			77,412	5,462,191	-	-	-	-	77,412	5,462,191
BP PLC			904,455	6,300,000	-	-	-	-	904,455	6,300,000
Chevron Corp			-	-	54,744	6,812,343	(6,690)	(832,468)	48,054	5,979,875
ConocoPhillips			137,643	8,396,223	-	-	-	-	137,643	8,396,223
Encana Corp			325,300	1,669,288	-	-	-	-	325,300	1,669,288
Enterprise Products Partners LP			208,300	6,013,621	-	-	-	-	208,300	6,013,621
EOG Resources Inc			32,000	2,981,120	-	-	-	-	32,000	2,981,120
Equitrans Midstream Corp			-	-	57,202	1,127,452	(6,990)	(137,775)	50,212	989,677
Exxon Mobil Corp			122,953	9,421,888	202,763	15,537,729	(24,778)	(1,898,710)	300,938	23,060,907
Halliburton Co			89,300	2,030,682	-	-	-	-	89,300	2,030,682
Hess Corp			-	-	63,500	4,036,695	(7,760)	(493,284)	55,740	3,543,411
Kinder Morgan Inc			190,400	3,975,552	-	-	-	-	190,400	3,975,552
Marathon Oil Corp			197,267	2,803,164	-	-	-	-	197,267	2,803,164
Occidental Petroleum Corp			-	-	172,600	8,678,328	(21,092)	(1,060,492)	151,508	7,617,836
Pioneer Natural Resources Co			-	-	29,800	4,585,028	(3,642)	(560,290)	26,158	4,024,738
Targa Resources Corp			-	-	43,300	1,699,958	(5,291)	(207,735)	38,009	1,492,223
TC Energy Corp			-	-	262,800	13,028,121	(32,114)	(1,592,036)	230,686	11,436,085
Total SA			90,793	5,092,924	281,769	15,805,491	(34,432)	(1,931,431)	338,130	18,966,984
Valero Energy Corp			72,200	6,181,042	-	-	-	-	72,200	6,181,042

				$60,327,695		$71,311,145		$(8,714,222)		$122,924,618

Financial		23.66%
American International Group Inc			130,500	6,953,040	232,039	12,363,038	(28,355)	(1,510,763)	334,184	17,805,315
American Tower Corp REIT			41,637	8,512,685	-	-	-	-	41,637	8,512,685
Ameriprise Financial Inc			-	-	7,733	1,122,522	(945)	(137,172)	6,788	985,350
Assured Guaranty Ltd			182,812	7,692,729	-	-	-	-	182,812	7,692,729
AXA Equitable Holdings Inc			-	-	50,704	1,059,713	(6,196)	(129,497)	44,508	930,216
Bank of America Corp			623,950	18,094,550	10,637	308,473	(1,300)	(37,695)	633,287	18,365,328
Bank of New York Mellon Corp			-	-	52,400	2,313,460	(6,403)	(282,705)	45,997	2,030,755

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Adjustments (h)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)
BB&T Corp			71,900	3,532,447	-	-	-	-	71,900	3,532,447
Boston Properties Inc REIT			31,000	3,999,000	-	-	-	-	31,000	3,999,000
Brighthouse Financial Inc	(a)		-	-	70,461	2,585,214	(8,610)	(315,913)	61,851	2,269,301
Capital One Financial Corp			43,200	3,919,968	-	-	-	-	43,200	3,919,968
Charles Schwab Corp			60,400	2,427,476	-	-	-	-	60,400	2,427,476
Chubb Ltd			-	-	88,373	13,016,459	(10,799)	(1,590,611)	77,574	11,425,848
Citigroup Inc			234,703	16,436,251	80,194	5,615,986	(9,800)	(686,273)	305,097	21,365,964
Equity Residential REIT			-	-	90,987	6,907,733	(11,119)	(844,125)	79,868	6,063,608
Fifth Third Bancorp			-	-	361,800	10,094,220	(44,212)	(1,233,514)	317,588	8,860,706
Franklin Resources Inc			-	-	156,500	5,446,200	(19,124)	(665,526)	137,376	4,780,674
Gaming & Leisure Properties Inc REIT			150,300	5,858,694	-	-	-	-	150,300	5,858,694
Goldman Sachs Group Inc			24,100	4,930,860	-	-	-	-	24,100	4,930,860
Hartford Financial Services Group Inc			84,700	4,719,484	-	-	-	-	84,700	4,719,484
JPMorgan Chase & Co			199,166	22,266,759	204,980	22,916,764	(25,049)	(2,800,429)	379,097	42,383,094
KeyCorp			182,600	3,241,150	18,384	326,316	(2,247)	(39,876)	198,737	3,527,590
KKR & Co Inc Class A			252,000	6,368,040	-	-	-	-	252,000	6,368,040
Loews Corp			-	-	139,120	7,605,690	(17,000)	(929,415)	122,120	6,676,275
Marsh & McLennan Cos Inc			-	-	25,679	2,561,480	(3,138)	(313,013)	22,541	2,248,467
MetLife Inc			-	-	216,692	10,763,092	(26,480)	(1,315,250)	190,212	9,447,842
MFA Financial Inc REIT			227,083	1,630,456	-	-	-	-	227,083	1,630,456
Morgan Stanley			-	-	287,861	12,611,191	(35,177)	(1,541,088)	252,684	11,070,103
Northern Trust Corp			-	-	24,200	2,178,000	(2,957)	(266,152)	21,243	1,911,848
Oportun Financial Corp	(a)(b)		91,172	195,482	-	-	-	-	91,172	195,482
PNC Financial Services Group Inc			38,200	5,244,096	57,940	7,954,003	(7,080)	(971,979)	89,060	12,226,120
Radian Group Inc			276,639	6,321,201	-	-	-	-	276,639	6,321,201
Rayonier Inc REIT			-	-	141,196	4,278,239	(17,254)	(522,801)	123,942	3,755,438
SL Green Realty Corp REIT			-	-	46,836	3,764,209	(5,723)	(459,986)	41,113	3,304,223
State Street Corp			63,020	3,532,901	152,800	8,565,968	(18,672)	(1,046,761)	197,148	11,052,108
US Bancorp			-	-	177,026	9,276,162	(21,633)	(1,133,547)	155,393	8,142,615
Wells Fargo & Co			115,010	5,442,273	541,000	25,600,120	(66,110)	(3,128,335)	589,900	27,914,058
Weyerhaeuser Co REIT			-	-	287,413	7,570,459	(35,122)	(925,110)	252,291	6,645,349
Willis Towers Watson PLC			-	-	24,082	4,612,666	(2,943)	(563,668)	21,139	4,048,998
				$141,319,542		$191,417,377		$(23,391,203)		$309,345,716
Industrial		8.81%
Ball Corp			83,400	5,837,166	-	-	-	-	83,400	5,837,166
Boeing Co			-	-	37,538	13,664,207	(4,587)	(1,669,766)	32,951	11,994,441
Emerson Electric Co			27,000	1,801,440	61,350	4,093,272	(7,497)	(500,198)	80,853	5,394,514
Flowserve Corp			-	-	7,896	416,040	(965)	(50,840)	6,931	365,200
Fortune Brands Home & Security Inc			81,100	4,633,243	-	-	-	-	81,100	4,633,243
General Electric Co			122,700	1,288,350	850,800	8,933,400	(103,968)	(1,091,661)	869,532	9,130,089
Honeywell International Inc			24,800	4,329,832	-	-	-	-	24,800	4,329,832
Illinois Tool Works Inc			-	-	3,700	557,997	(452)	(68,187)	3,248	489,810
Johnson Controls International PLC			155,347	6,417,385	223,706	9,241,295	(27,337)	(1,129,286)	351,716	14,529,394
L3Harris Technologies Inc	(a)		-	-	71,041	13,435,984	(8,681)	(1,641,877)	62,360	11,794,107
Northrop Grumman Corp			36,232	11,706,921	2,000	646,220	(244)	(78,968)	37,988	12,274,173
nVent Electric PLC			-	-	35,211	872,881	(4,303)	(106,666)	30,908	766,215
Pentair PLC			-	-	24,600	915,120	(3,006)	(111,828)	21,594	803,292
Raytheon Co			37,400	6,503,112	-	-	-	-	37,400	6,503,112
Snap-on Inc			-	-	3,500	579,740	(428)	(70,844)	3,072	508,896
Stanley Black & Decker Inc			20,900	3,022,349	-	-	-	-	20,900	3,022,349
Stericycle Inc	(a)		-	-	83,947	4,008,469	(10,258)	(489,835)	73,689	3,518,634
TE Connectivity Ltd			-	-	13,600	1,302,608	(1,662)	(159,179)	11,938	1,143,429
Union Pacific Corp			46,200	7,812,882	-	-	-	-	46,200	7,812,882
United Parcel Service Inc Class B			-	-	91,695	9,469,343	(11,205)	(1,157,154)	80,490	8,312,189
United Technologies Corp			-	-	5,900	768,180	(721)	(93,872)	5,179	674,308
Vulcan Materials Co			-	-	11,200	1,537,872	(1,369)	(187,928)	9,831	1,349,944
				$53,352,680		$70,442,628		$(8,608,089)		$115,187,219
Technology		7.53%
Apple Inc			44,480	8,803,481	-	-	-	-	44,480	8,803,481
Applied Materials Inc			-	-	98,600	4,428,126	(12,049)	(541,117)	86,551	3,887,009
Cognizant Technology Solutions Corp Class A			-	-	60,960	3,864,255	(7,449)	(472,212)	53,511	3,392,043
DXC Technology Co			68,900	3,799,835	-	-	-	-	68,900	3,799,835
Fidelity National Information Services Inc			47,200	5,790,496	-	-	-	-	47,200	5,790,496
Hewlett Packard Enterprise Co			-	-	51,700	772,915	(6,318)	(94,450)	45,382	678,465
Intel Corp			89,500	4,284,365	-	-	-	-	89,500	4,284,365
Microsoft Corp			142,455	19,083,272	114,397	15,324,622	(13,979)	(1,872,669)	242,873	32,535,225
NXP Semiconductors NV			26,900	2,625,709	17,200	1,678,892	(2,102)	(205,161)	41,998	4,099,440

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Adjustments (h)		Pro Forma Combined
	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)
QUALCOMM Inc			78,600	5,979,102	227,203	17,283,332	(27,764)	(2,112,023)	278,039	21,150,411
Texas Instruments Inc			30,600	3,511,656	52,229	5,993,800	(6,382)	(732,442)	76,447	8,773,014
Western Digital Corp			-	-	28,400	1,350,420	(3,470)	(165,021)	24,930	1,185,399
				$53,877,916		$50,696,362		$(6,195,095)		$98,379,183
Utilities		5.27%
American Electric Power Co Inc			95,645	8,417,717	-	-	-	-	95,645	8,417,717
Duke Energy Corp			-	-	22,200	1,958,928	(2,713)	(239,381)	19,487	1,719,547
Edison International			66,900	4,509,729	87,556	5,902,150	(10,699)	(721,243)	143,757	9,690,636
Evergy Inc			-	-	66,300	3,987,945	(8,102)	(487,327)	58,198	3,500,618
Exelon Corp			146,800	7,037,592	-	-	-	-	146,800	7,037,592
NextEra Energy Inc			29,200	5,981,912	-	-	-	-	29,200	5,981,912
NiSource Inc			-	-	379,024	10,915,891	(46,317)	(1,333,922)	332,707	9,581,969
NRG Energy Inc			133,600	4,692,032	-	-	-	-	133,600	4,692,032
PG&E Corp	(a)		-	-	32,901	754,091	(4,021)	(92,150)	28,880	661,941
Sempra Energy			-	-	23,817	3,273,408	(2,910)	(400,010)	20,907	2,873,398
Southern Co			-	-	302,727	16,734,749	(36,993)	(2,044,986)	265,734	14,689,763
				$30,638,982		$43,527,162		$(5,319,019)		$68,847,125
TOTAL COMMON STOCK		89.72%		$555,155,237		$703,653,706		$(85,986,483)		$1,172,822,460
(Cost $1,048,275,707)
CONVERTIBLE PREFERRED STOCK
Consumer, Non-cyclical		0.72%
Becton Dickinson & Co 6.13%			-	-	102,119	6,336,393	-	-	102,119	6,336,393
Danaher Corp 4.75%			2,809	3,085,967	-	-	-	-	2,809	3,085,967
				$3,085,967		$6,336,393		$-		$9,422,360
Financial		0.09%
Oportun Financial Corp Series A-1 0.00%	(a)(b)		249	534	-	-	-	-	249	534
Oportun Financial Corp Series B-1 0.00%	(a)(b)		4,308	10,209	-	-	-	-	4,308	10,209
Oportun Financial Corp Series C-1 0.00%	(a)(b)		6,261	23,976	-	-	-	-	6,261	23,976
Oportun Financial Corp Series D-1 0.00%	(a)(b)		9,082	34,779	-	-	-	-	9,082	34,779
Oportun Financial Corp Series E-1 0.00%	(a)(b)		4,722	19,503	-	-	-	-	4,722	19,503
Oportun Financial Corp Series F 0.00%	(a)(b)		10,190	58,877	-	-	-	-	10,190	58,877
Oportun Financial Corp Series F-1 0.00%	(a)(b)		77,015	165,128	-	-	-	-	77,015	165,128
Oportun Financial Corp Series G-1 0.00%	(a)(b)		97,385	208,803	-	-	-	-	97,385	208,803
Oportun Financial Corp Series H 0.08%	(a)(b)		300,220	643,071	-	-	-	-	300,220	643,071
				$1,164,880		$-		$-		$1,164,880
Utilities		1.09%
Aqua America Inc 6.00%			-	-	19,960	1,141,292	-	-	19,960	1,141,292
DTE Energy Co 6.50%			-	-	12,435	695,356	-	-	12,435	695,356
NextEra Energy Inc 6.12%			-	-	107,195	7,008,404	-	-	107,195	7,008,404
Sempra Energy 6.00%			-	-	36,799	4,162,596			36,799	4,162,596
Sempra Energy 6.75%			-	-	11,277	1,258,513	-	-	11,277	1,258,513
				$-		$14,266,161		$-		$14,266,161
TOTAL CONVERTIBLE PREFERRED STOCK		1.90%		$4,250,847		$20,602,554		$-		$24,853,401

(Cost $21,152,481)

			PRINCIPAL AMOUNT		PRINCIPAL AMOUNT		PRINCIPAL AMOUNT		PRINCIPAL AMOUNT
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes		1.69%
Federal Home Loan Bank 2.10% 07/01/2019			$10,200,000	$10,198,826	$11,900,000	$11,898,612	$-	$-	$22,100,000	$22,097,438

Repurchase Agreements		0.14%

Undivided interest of 0.86% in a repurchase agreement (principal amount/value $51,967,681 with a maturity value of $51,978,551) with RBC Capital Markets Corp, 2.51%, dated 6/28/19 to be repurchased at $448,703 on 7/1/19 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.00%, 7/18/19 - 9/9/49, with a value of $53,007,035	(g)		-	-	448,703	448,703	-	-	448,703	448,703

			Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund)		Pro Forma Adjustments (h)		Pro Forma Combined

	Tickmark	% OF NET ASSETS	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)	PRINCIPAL AMOUNT	FAIR VALUE ($)

Undivided interest of 0.92% in a repurchase agreement (principal amount/value $48,774,814 with a maturity value of $48,784,975) with Bank of America Securities Inc, 2.50%, dated 6/28/19 to be repurchased at $448,703 on 7/1/19 collateralized by various U.S. Government Agency securities, 3.30% - 4.50%, 6/1/46 - 7/1/49, with a value of $49,750,310.	(g)		-	-	448,703	448,703	-	-	448,703	448,703

Undivided interest of 0.92% in a repurchase agreement (principal amount/value $48,774,814 with a maturity value of $48,784,975) with Citigroup Global Markets Inc, 2.50%, dated 6/28/19 to be repurchased at $448,703 on 7/1/19 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.50%, 7/2/19 - 1/20/63, with a value of $49,750,312.	(g)		-	-	448,703	448,703	-	-	448,703	448,703
Undivided interest of 1.40% in a repurchase agreement (principal amount/value $32,034,004 with a maturity value of $32,040,678) with Bank of Montreal, 2.50%, dated 6/28/19 to be repurchased at $448,703 on 7/1/19 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 5.50%, 8/15/19 - 5/20/68, with a value of $32,674,692.	(g)		-	-	448,703	448,703	-	-	448,703	448,703

Undivided interest of 6.96% in a repurchase agreement (principal amount/value $1,356,207 with a maturity value of $1,356,487) with Mizuho Securities (USA) LLC, 2.48%, dated 6/28/19 to be repurchased at $94,242 on 7/1/19 collateralized by U.S. Treasury securities, 2.00% - 3.63%, 2/15/20 - 5/15/25, with a value of $1,383,331.	(g)		-	-	94,242	94,242	-	-	94,242	94,242

				$-		$1,889,054		$-		$1,889,054

TOTAL SHORT TERM INVESTMENTS (Cost $23,986,492)		1.83%		$10,198,826		$13,787,666		$-		$23,986,492

TOTAL INVESTMENTS		93.81%		$569,604,910		$742,777,375		$(85,986,483)		$1,226,395,802

OTHER ASSETS & LIABILITIES, NET		6.19%		$(1,849,333)		$(3,235,286)		$85,986,483		$80,901,864

TOTAL NET ASSETS		100.00%		$567,755,577		$739,542,089				$1,307,297,666

TOTAL COST				$455,300,134		$642,493,754		$(74,241,348)		$1,023,552,540

(a)	Non-income producing security.
(b)	Security is fair valued using significant unobservable inputs.
(c)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(d)	Security in bankruptcy at June 28, 2019.
(e)	Security in deault.
(f)	All or a portion of the security is on loan at June 30, 2019.
(g)	Collateral received for securities on loan.
(h)	It is estimated that approximately 12% of the Target Fund’s portfolio will be sold after the Reorganization in connection with this portfolio repositioning.

ADR - American Depositary Receipt

LP - Limited Partnership

REIT - Real Estate Investment Trust

At June 30, 2019, the Great-West Putnam Equity Income Fund held the following forward foreign currency contracts:

	Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized (Depreciation)
	BB	USD	2,196,106	GBP	1,728,700	September 18, 2019	$(7,020)
	CIT	USD	1,901,732	CAD	2,531,300	July 17, 2019	(32,117)
	CIT	USD	5,521,551	EUR	4,891,900	September 18, 2019	(77,418)
	CIT	USD	9,592,213	GBP	7,549,900	September 18, 2019	(29,686)
						Net Depreciation	$(146,241)

At June 30, 2019, the Great-West T. Rowe Equity Income Fund held the following futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Depreciation
S&P 500® Emini Long Futures	10	USD	1,472,100	September 2019	$(7,760)

Counterparty Abbreviations:

BB Barclays Bank PLC

CIT Citigroup Global Markets

Currency Abbreviations:

CAD Canadian Dollar

EUR Euro Dollar

GBP British Pound

USD U.S. Dollar

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of June 28, 2019

	Great-West Putnam Equity Income Fund (Acquiring Fund)		Great-West T. Rowe Equity Income Fund (Target Fund & Accounting Survivor)		Pro Forma Adjustments			Pro Forma Combined
ASSETS:
Investments in securities, fair value (a)		$569,604,910		$740,888,321		$(85,986,483)	(h)		1,224,506,748
Repurchase agreements, fair value(b)		-		1,889,054					1,889,054
Cash		171,424		184,803		85,986,483	(h)		86,342,710
Cash denominated in foreign currencies, fair value (c)		1,179,301		91,770					1,271,071
Cash pledged on futures contracts		-		63,993					63,993
Dividends and interest receivable		410,488		1,305,428					1,715,916
Subscriptions receivable		58,728		189,693					248,421
Receivable for investments sold		-		2,747,600					2,747,600
Variation margin on futures contracts		-		6,649					6,649

Total Assets		571,424,851		747,367,311		0			1,318,792,162

LIABILITIES:
Payable for distribution fees		-		731					731
Payable for directors fees		3,056		3,056					6,112
Payable for investments purchased		-		2,458,119					2,458,119
Unrealized depreciation on forward foreign currency contracts		146,241		-					146,241
Payable for shareholder services fees		7,211		52,969					60,180
Payable to investment adviser		314,616		252,173					566,789
Payable upon return of securities loaned		-		1,889,054					1,889,054
Payable for other accrued fees		32,544		56,147					88,691
Redemptions payable		3,165,606		3,112,973					6,278,579

Total Liabilities		3,669,274		7,825,222		0			11,494,496

NET ASSETS		$567,755,577		$739,542,089		$0			$1,307,297,666

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value		$6,018,494		$7,979,774	$				$13,998,268
Paid-in capital in excess of par		433,395,180		595,996,060					1,029,391,240
Total distributable earnings		128,341,903		135,566,255					263,908,158

NET ASSETS		$567,755,577		$739,542,089		$0			$1,307,297,666

NET ASSETS BY CLASS
Institutional Class		$540,732,402		$541,335,266		$0	(d)		$1,082,067,668

Investor Class		$27,023,175		$194,209,162		$(194,209,162)	(e)		$27,023,175

Class L	$	N/A		$3,997,661		$(3,997,661)	(f)	$	N/A

Investor II Class	$	N/A	$	N/A		$198,206,823	(g)		$198,206,823

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Institutional Class		$9.26		$7.73					$7.73

Investor Class		$15.00		$20.76					$20.76

Class L	$	N/A		$9.15				$	N/A

Investor II Class	$	N/A	$	N/A					$10.00

CAPITAL STOCK:
Authorized
Institutional Class		150,000,000		200,000,000		(150,000,000)	(d)		200,000,000
Investor Class		15,000,000		100,000,000		(15,000,000)	(e)		100,000,000
Class L		N/A		5,000,000		(5,000,000)	(f)		N/A
Investor II Class		N/A		N/A		100,000,000	(g)		100,000,000
Issued and Outstanding
Institutional Class		58,383,527		70,005,963		11,593,391	(d)		139,982,881
Investor Class		1,801,415		9,355,053		(9,854,774)	(e)		1,301,694
Class L		N/A		436,725		(436,725)	(f)		N/A
Investor II Class		N/A		N/A		19,820,682	(g)		19,820,682
(a) Cost of investments		$455,300,134		$640,604,700		$(74,241,348)	(h)		$1,021,663,486
(b) Cost of repurchase agreements		-		1,889,054		0			1,889,054
(c) Cost of cash denominated in foreign currencies		1,186,529		91,463		0			1,277,992

(d)	At the time of the merger, the Institutional Class shares of the Target Fund willl merge into the Institutional Class shares of the Acquiring Fund.
(e)	At the time of the merger, the Investor Class shares of the Target Fund will become investors of the Investor II class shares of the Acquiring Fund.
(f)	At the time of the merger, the Class L shares of the Target Fund will become investors of the Investor II class shares of the Acquiring Fund.
(g)

At the time of the merger, the Acquiring Fund will add an additional share class, the Investor II Class. The Target Fund’s Investor Class and Class L will merge into Investor II Class, and the Investor II Class will be closed to new investors.

(h)	It is estimated that approximately 12% of the Target Fund’s portfolio will be sold after the Reorganization in connection with this portfolio repositioning.

GREAT-WEST FUNDS, INC.

Statement of Operations

For the year ended June 28, 2019

	Great-West Putnam Equity Income Fund (Acquiring Fund)	Great-West T. Rowe Equity Income Fund (Target Fund & Accounting Survivor)	Pro Forma Adjustments			Pro Forma Combined
INVESTMENT INCOME:
Interest	$347,009	$518,861	$			$865,870
Income from securities lending	61,226	97,398				158,624
Dividends	18,659,057	23,180,917				41,839,974
Foreign withholding tax	(61,726)	(310,419)				(372,145)

Total Income	19,005,566	23,486,757		0		42,492,323

EXPENSES:
Management fees	4,162,945	3,611,835		207,993	(a)	7,982,773
Shareholder services fees – Investor Class	109,474	798,150		(798,150)	(b)	109,474
Shareholder services fees – Class L	0	14,780		(14,780)	(c)	0
Shareholder services fees – Investor II Class	0	0		812,930	(b)	812,930
Audit and tax fees	27,897	37,304				65,201
Custodian fees	18,009	40,883				58,892
Director’s fees	19,945	19,945				39,890
Distribution fees – Class L	0	10,519		(10,519)	(c)	0
Legal fees	3,329	3,328				6,657
Pricing fees	100	618				718
Registration fees	22,408	37,040				59,448
Shareholder report fees	(2,799)	6,137				3,338
Transfer agent fees	8,022	11,572				19,594
Other fees	187	235				422

Total Expenses	4,369,517	4,592,346		197,474		9,159,337

Less amount waived by investment adviser	39,312	153,338		626,359	(a)	819,009
Less amount waived by distributor – Class L	0	50		(50)	(c)	0

Net Expenses	4,330,205	4,438,958		(428,835)		8,340,328

NET INVESTMENT INCOME	14,675,361	19,047,799		428,835		34,151,995

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	23,805,435	58,452,238		11,745,135	(d)	94,002,808
Net realized gain on forward foreign currency contracts	1,567,042	0		0		1,567,042

Net Realized Gain	25,372,477	58,452,238		11,745,135		95,569,850

Net change in unrealized depreciation on investments and foreign currency translations	(2,407,093)	(34,607,497)		(11,745,135)	(d)	(48,759,725)
Net change in unrealized appreciation on forward foreign currency contracts	(304,206)	(7,760)		0		(311,966)

Net Change in Unrealized Depreciation	(2,711,299)	(34,615,257)		(11,745,135)		(49,071,691)

Net Realized and Unrealized Loss	22,661,178	23,836,981		0		46,498,159

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,336,539	$42,884,780		$428,835		$80,650,154

(a)

Currently, the Acquiring Fund’s management fee of 0.74% is 27 basis points higher than the Target Fund’s management fee of 0.47%. At the time of the merger, the management fee of the Acquiring Fund will be reduced to 0.61% of the average daily net assets on assets up to $1 billion, 0.56% on the next billion, and 0.51% for assets over $2 billion, and the Acquiring Fund’s investment advisory fees and other expenses will be contractually limited to 0.61% of net assets. The Acquiring Fund will add an additional share class, the Investor II Class, with an overall expense cap of 0.81% (which is less than the current total expense ratio of the Target Fund’s Investor Class and Class L shares). The Target Fund’s Investor Class and Class L will merge into Investor II Class. Therefore, the Reorganization is expected to result in a higher total expense ratio for shareholders of the Target Fund’s Institutional Class shares, but will result in a lower total expense ratio for shareholders of the Target Fund’s Investor Class and Class L shares. The Institutional Class shares of the Target Fund are held solely in the Asset Allocation Funds, and shareholders of the Asset Allocation Funds are expected to experience lower underlying fund expenses. For the Asset Allocation Funds, the underlying fund fees of the Acquiring Fund’s Institutional Class (0.61% total expense ratio) will be lower as a result of the Reorganization than the current underlying fund fees of the Target Fund and Acquiring Fund on a weighted average basis (0.62% total expense ratio) due to investment advisory fee breakpoints and lower direct fund costs.

(b)	After the merger, the Target Fund’s shareholder services fee of 0.35% for the Investor Class will be reclassed to the Investor II Class.
(c)	After the merger, Class L shares will no longer exist, and the shareholder service fees, distribution fees and waiver of distribution fees will be zero.
(d)	It is estimated that approximately 12% of the Target Fund’s portfolio will be sold after the Reorganization in connection with this portfolio repositioning.

GREAT-WEST FUNDS, INC.

Notes to Pro Forma Financial Statements (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Great-West T. Rowe Price Equity Income Fund (the “Target Fund”) into the Great-West Large Cap Value Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Fund are each registered under the Investment Company Act of 1940 (the 1940 Act) as open-end management investment company. The investment objective of the Acquiring Fund is to seek capital growth and current income. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund as of June 28, 2019. GWCM will bear all expenses of the Reorganization even if the Reorganization is not approved or completed.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Combined Fund” or the “Fund”) will be accounted for as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes and as such the historical cost basis of investment securities will be carried forward to the surviving fund and no gains or losses will be recognized for financial reporting or federal income tax purposes as a result of the Reorganization. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund as if the Reorganization occurred on June 28, 2019. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund for the period from June 30, 2018 through June 28, 2019 (the “Reporting Period”) as if the Reorganization occurred on June 30, 2018.

Following the Reorganization, the Target Fund will be the accounting and performance survivor. The investment objectives of the Target Fund and Acquiring Fund are substantially similar. The investment objective of the Acquiring Fund is to seek capital growth and current income. The investment objective of the Target Fund is to seek substantial dividend income and also long-term capital appreciation. The investment objective and principal investment strategies of the Acquiring Fund are non-fundamental. The Target Fund and Acquiring Fund have identical fundamental investment restrictions. To the extent that there are any differences, the Combined Fund’s investment objective, principal investment strategies and fundamental investment restrictions will be those of the Acquiring Fund. However, the principal investment strategies of the Acquiring Fund will change at the same time as the Reorganization to accommodate the existing investment strategies of the Target Fund and Acquiring Fund. Each sub-adviser and its portfolio management teams for both the Acquiring Fund and the Target Fund will manage 50% of the combined fund’s investment portfolio in the same general manner in which they are currently managing the Acquiring Fund and Target Fund, respectively. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

The sub-adviser to the Target Fund is T. Rowe Price Associates, Inc (“T. Rowe”). The sub-adviser to the Acquiring Fund is Putnam Investment Management, LLC (“Putnam”). At the time of the Reorganization, it is expected that T. Rowe will become an additional sub-adviser to the Acquiring Fund. After the Reorganization, Putnam, the current sub-adviser and portfolio manager of the Acquiring Fund, will continue to manage 50% of the Combined Fund’s investment portfolio in the same general manner in which they are currently managing the Acquiring Fund. T. Rowe, the sub-adviser of the Target Fund will sell approximately 12% of its existing holdings, and then manage 50% of the combined fund’s investment portfolio in the same general manner in which they are currently managing the Target Fund.

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser will receive monthly compensation at the annual rate of 0.61% of the average daily net assets on assets up to $1 billion, 0.56% on the next billion, and 0.51% for assets over $2 billion of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.

GWCM has agreed under the terms of a new Expense Limitation Agreement between GWCM and Great-West Funds (the “Expense Limitation Agreement”) to pay any fees and expenses (including the investment advisory fee and expenses paid directly by the Acquiring Fund), excluding shareholder servicing fees, Rule 12b-1 fees, acquired fund fees and expenses, brokerage expenses, taxes, dividends on shorts, interest expenses, and extraordinary expenses (including litigation costs), that exceed 0.61% of the average daily net assets of the Acquiring Fund’s Investor and Institutional share classes. On the date of the Reorganization, the initial term for the Expense Limitation Agreement will end on April 30, 2021; it will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement. The Investor II Class will maintain a total operating expense ratio that does not exceed 0.81% of the average daily net assets (Expense Cap) of the Investor II Class. Under the terms of the Expense Limitation Agreement, the Expense Cap is permanent. The amount waived, if any, is reflected in the Pro Forma Statement of Operations.

Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class and Investor Class II shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the June 28, 2019 semi-annual report of the Target Fund and Acquiring Fund.

Security Valuation

The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Corporate Bonds and Notes

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.

Convertible Bonds

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.

Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.

Convertible Preferred Stock

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.

Short Term Investments	Maturity date, credit quality and interest rates.

Forward Foreign Currency Contracts	Foreign currency spot and forward rates.

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

As of June 28, 2019, the inputs used to value the Fund’s investments following the Reorganization are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. There were no transfers in or out of Level 3 during the period.

	Level 1	Level 2	Level 3	Total
Assets

Investments, at fair value:
Corporate Bonds and Notes	$-	$3,174,309	$-	$3,174,309
Convertible Bonds	-	1,559,140	-	1,559,140
Common Stock	1,138,724,828	33,902,150	195,482	1,172,822,460
Convertible Preferred Stock	-	23,688,521	1,164,880	24,853,401
Short Term Investments	-	23,986,492	-	23,986,492

Total Assets	$1,138,724,828	$86,310,612	$1,360,362	$1,226,395,802

Liabilities

Other Financial Investments:
Forward Foreign Currency Contracts(a)	$-	$(146,241)	$-	$(146,241)
Futures Contracts (a)	(7,760)	-	-	(7,760)

	$(7,760)	$(146,241)	$-	$(154,001)

(a) Forward Foreign Currency Contracts and Futures Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

PART C

OTHER INFORMATION

Item 15. Indemnification

Registrant’s Articles of Amendment and Restatement provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

Maryland Code, Corporations and Associations, §2-418 provides:

(a)(1) In this section the following words have the meanings indicated.

(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4) “Expenses” include attorney’s fees.

(5) (i) “Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and

(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(ii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i) The act or omission of the director was material to the matter giving rise to the proceeding; and

(1) Was committed in bad faith; or

(2) Was the result of active and deliberate dishonesty; or

(ii) The director actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3) (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i) For a proceeding brought to enforce indemnification under this section; or

(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) Articles of Amendment and Restatement are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016. Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April, 29, 2019 (File No. 2-75503). Articles of Amendment and Articles Supplementary is incorporated by reference to Registrant’s Form N-14 Registration Statement filed on June 14, 2019 (File No. 333-232139).

(2) Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 to the Registration Statement filed on December 18, 2017 (File No. 2-75503).

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5) Not Applicable.

(6)(a) Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017. Amendment to Amended and Restated Investment Advisory Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amendment to Amended and Restated Investment Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503). Amendment to Amended and Restated Investment Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503). Amendments to Amended and Restated Investment Advisory Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503). Amendments to Amended and Restated Investment Advisory Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April, 29, 2019 (File No. 2-75503). Amendment to Amended and Restated Investment Advisory Agreement is incorporated by reference to Registrant’s Form N-14 Registration Statement filed on June 14, 2019 (File No. 333-232139).

(6)(b) Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Putnam Equity Income Fund and Great-West Putnam High Yield Bond Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503). Second Amendment to Sub-Advisory Agreement to remove the Great-West Putnam Equity Income Fund is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to its Form N-14 Registration Statement filed on July 12, 2019 (File No. 333-232139).

(6)(c) Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Core Strategies: U.S. Equity Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503). First Amendment to Sub-Advisory Agreement adding the Great-West Large Cap Value Fund is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to its Form N-14 Registration Statement filed on July 12, 2019 (File No. 333-232139).

(6)(d) Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Great-West T. Rowe Price Equity Income Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). First Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April, 29, 2019 (File No. 2-75503). Second Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to its Form N-14 Registration Statement filed on July 12, 2019 (File No. 333-232139).

(7)(a)(1) Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(7)(a)(2) Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No.

2-75503) and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016. Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April, 29, 2019 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Form N-14 Registration Statement filed on June 14, 2019 (File No. 333-232139).

(8) Not Applicable.

(9)(a) Foreign Custody Manager Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503). Amended and Restated Custody Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503). Supplement to the Amended and Restated Custody Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(9)(b) Securities Lending Agreement and Guaranty with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503). Global Securities Lending Supplement and forms of amendments to Securities Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503). Supplement to Securities Lending Agreement and Guaranty is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(10) Amended and Restated Rule 18f-3 Plan for certain Funds (Institutional Class, Investor Class, Investor II Class and Class L) is incorporated by reference to Registrant’s Form N-14 Registration Statement filed on June 14, 2019 (File No. 333-232139).

(11) Legal Opinion is incorporated by reference to Registrant’s Form N-14 Registration Statement filed on June 14, 2019 (File No. 333-232139).

(12) Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus is incorporated by reference to Registrant’s Form N-14 Registration Statement filed on June 14, 2019 (File No. 333-232139).

(13)(a) Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Form of Amendment to Rule 22c-2 Shareholder Information Agreement is incorporated by reference to

Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(13)(b)(1) Expense Limitation Agreement for the Great-West Large Cap Value Fund is incorporated by reference to Registrant’s Form N-14 Registration Statement filed on June 14, 2019 (File No. 333-232139).

(13)(b)(2) Shareholder Services Agreement for certain Great-West Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503). Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017. Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amendments to Shareholder Services Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503). Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April, 29, 2019 (File No. 2-75503). Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Form N-14 Registration Statement filed on June 14, 2019 (File No. 333-232139).

(14) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(15) Not Applicable.

(16) Powers of Attorney for Ms. Klapper, Mr. McConahey, Mr. Hillary, Mr. Hudner, and Mr. Lake are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to its Form N-14 Registration Statement filed on July 12, 2019 (File No. 333-232139).

(17) Form of Proxy Card is filed herein and appears following the Proxy Statement/Prospectus included in this Registration Statement.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Greenwood Village and State of Colorado, on the 22nd day of August, 2019.

GREAT-WEST FUNDS, INC. (Registrant)
By:	/s/ Scott C. Sipple
Scott C. Sipple President & Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gail H. Klapper Gail H. Klapper*	Director	August 22, 2019

/s/ Stephen G. McConahey Stephen G. McConahey*	Director	August 22, 2019

/s/ James A. Hillary James A. Hillary*	Director	August 22, 2019

/s/ R. Timothy Hudner R. Timothy Hudner*	Director	August 22, 2019

/s/ Steven A. Lake Steven A. Lake*	Director	August 22, 2019

/s/ Scott C. Sipple Scott C. Sipple	Director, President & Chief Executive Officer	August 22, 2019

/s/ Mary C. Maiers Mary C. Maiers	Chief Financial Officer & Treasurer	August 22, 2019

*By:	/s/ Ryan L. Logsdon	August 22, 2019
Ryan L. Logsdon (Attorney-in-fact)

Powers of Attorney for Ms. Klapper, Mr. McConahey, Mr. Hillary, Mr. Hudner, and Mr. Lake are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement filed on July 12, 2019 (File No. 333-232139).